                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                               President's Letter

Dear Shareholder:

Remarkably strong financial markets made the Chubb Heritage Series' inaugural year one to remember.

Favorable economic conditions, including falling interest rates and low inflation, sparked exceptional returns across virtually all market sectors. This environment, coupled with the asset management expertise of Morgan Guaranty Trust Company of New York, produced especially strong returns in the Chubb Series Trust's domestic stock and fixed income portfolios. Later in this annual report, our portfolio managers provide insights into the factors behind each fund's returns.

To this, Chubb Life Insurance Company of America added its considerable risk management experience, which includes a decade-long commitment to the variable universal life marketplace. Further, it also contributed the prestige of a AAA claims-paying ability rating. The result has been a powerful personal, estate and business planning tool which offers the death benefit protection and favorable tax treatment of variable universal life.

In 1996, we will seek new ways to add to the considerable advantages offered by the Chubb Heritage alliance, and we welcome your comments and suggestions. All of us at Chubb and at Morgan look forward to a continued prosperous relationship.

Sincerely,


/s/ Ronald Angarella
--------------------
Ronald Angarella
President
Chubb Series Trust
February 7, 1996
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                    RESOLUTE TREASURY MONEY MARKET PORTFOLIO

                                 PORTFOLIO FACTS

                                 INCEPTION DATE
                                 January 3, 1995

                                  FUND MANAGER
                      Morgan Guaranty Trust Co. of New York

                        INVESTMENT OBJECTIVE AND STRATEGY

                     The Resolute Treasury Money Market
                 Portfolio's investment objective is to provide
                    current income, maintain a high level of
                  liquidity and preserve capital. The Portfolio
                    will invest in Treasury Bills, Notes and
                 Bonds, all of which are backed as to principal
                   and interest payments by the full faith and
                     credit of the United States of America.

                            NET ASSETS AS OF 12/31/95
                                   $1,272,932

                               NUMBER OF HOLDINGS
                                        3

                                PORTFOLIO QUALITY
                                    AAA-100%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    73.3 DAYS


                                 IN THIS SECTION

                                 Portfolio Facts

                           Advisor's Investment Review

                             Portfolio Composition

                        Schedule of Portfolio Investments

                                       1
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                    RESOLUTE TREASURY MONEY MARKET PORTFOLIO

                              PORTFOLIO COMPOSITION

     LIST OF TOP HOLDINGS

                                                          PERCENT OF
                                                      TOTAL INVESTMENTS

     U.S. Treasury Bill, 4.910%, due 03/14/96              95.37%
     U.S. Treasury Bill, 5.205%, due 03/21/96               3.04
     U.S. Treasury Bill, 5.285%, due 03/21/96               1.59
     -------------------------------------------------------------------
     TOTAL                                                100.00%

                                        2
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                    RESOLUTE TREASURY MONEY MARKET PORTFOLIO

ADVISOR'S INVESTMENT REVIEW

12-MONTH PERIOD ENDED DECEMBER 31, 1995

MARKET REVIEW: In 1995, the Federal Reserve lowered interest rates twice, trimming them by a quarter-percentage point in July and December. Since money market funds invest in short-term debt, yields rise and fall along with short-term interest rates controlled by the Federal Reserve. At the same time, the bond market enjoyed one of its best-performing years on record, causing long-term interest rates to decline. As a result, the yield curve flattened and then inverted, which means that yields on shorter maturities became higher than those with longer maturities. This condition persisted throughout most of the year and was the result of a slowing economy, speculation over further Fed easings, continued low inflation and weakening of manufacturing statistics.

PORTFOLIO REVIEW: The Portfolio returned 5.09% for the calendar year ended December 31, 1995. Morgan systematically draws upon proprietary economic research in order to control the Fund's maturity structure. Our portfolio managers actively allocate the Portfolio's investment among Treasury securities and repurchase agreements in order to increase the potential for achieving higher returns. During the period, we managed the Portfolio's duration around our interest rate outlook. For example, as rates were rising, we positioned the Portfolio defensively with a short target average life of 30 days relative to its benchmark. As rates began to stabilize, we gradually lengthened the Portfolio's maturity target in order to take advantage of higher interest rates.

The Portfolio invests only in Treasury Bills and Notes, all of which are backed as to principal and interest payments by the full faith and credit of the United States of America.

PORTFOLIO OUTLOOK: A credible budget package and continued favorable inflation data could allow the Federal Reserve to reduce short-term rates again in the near-term. Given our view that rates will either be reduced or held steady over the next few months, we expect the Portfolio to maintain a slightly longer average maturity than that of its IBC/Donoghue peer group.

                                        3
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                    RESOLUTE TREASURY MONEY MARKET PORTFOLIO

                        SCHEDULE OF PORTFOLIO INVESTMENTS

SHORT-TERM OBLIGATIONS-107.27%

                                 Principal         Market Value
U.S. Treasury Bills               Amount             (Note B)
                                 ---------         ------------
4.910%, due 03/14/96             $1,315,000          $1,302,112
5.205%, due 03/21/96                 42,000              41,549
5.285%, due 03/21/96                 22,000              21,764
                                                     ----------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $1,364,786)                                    $1,365,425
                                                     ----------


SUMMARY OF TOTAL NET ASSETS

                                                       Market Value
                                                         (Note B)
                                                       ------------
TOTAL INVESTMENTS
(Cost $1,364,786)*                   107.27%             $1,365,425
Other assets, less liabilities        (7.27)               (92,493)
                                     ------              ----------
TOTAL NET ASSETS                     100.00%             $1,272,932
                                     ======              ==========



*Aggregate cost for Federal income tax purposes.

                        See notes to financial statements.


                                       4
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                            RESOLUTE BOND PORTFOLIO

                                 PORTFOLIO FACTS

                                 INCEPTION DATE
                                 January 3, 1995

                                  FUND MANAGER
                      Morgan Guaranty Trust Co. of New York


                        INVESTMENT OBJECTIVE AND STRATEGY
                    To provide a high total return consistent
                        with moderate risk of capital and
                     maintenance of liquidity. Total return
                    will consist of income plus realized and
                      unrealized capital gains and losses.

                            NET ASSETS AS OF 12/31/95
                                   $1,416,694

                               NUMBER OF HOLDINGS
                                       20

                               PORTFOLIO TURNOVER
                                     238.96%

                               PORTFOLIO QUALITY
                                   AAA - 67.86%
                                    AA -  4.19%
                                    A  - 20.88%

                                   BBB - 7.07%

                                AVERAGE MATURITY
                                   12.10 years

                                 IN THIS SECTION
                                 Portfolio Facts
                              Investment Comparison
                           Advisor's Investment Review
                              Portfolio Composition
                        Schedule of Portfolio Investments

                                        5
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                            RESOLUTE BOND PORTFOLIO

INVESTMENT COMPARISON


                   [GRAPH SHOWING RESOLUTE BOND PORTFOLIO AND
                    THE SALOMON INVESTMENT GRADE BOND INDEX -
                          CLIENT TO SUPPLY DESCRIPTION]

Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Resolute Bond Portfolio at its inception with a similar investment in the Salomon Investment Grade Bond Index. For the purpose of this graph and the accompanying table, the total return for the Portfolio reflects all recurring expenses (advisory fees, account fees) and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account C established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 3% sales charge, 2.5% premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses and surrender charges.

The Salomon Investment Grade Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                        6
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                                                              CHUBB SERIES TRUST
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                            RESOLUTE BOND PORTFOLIO

ADVISOR'S INVESTMENT REVIEW

12-MONTH PERIOD ENDED DECEMBER 31, 1995

MARKET REVIEW: After declining dramatically in 1994, the bond market had one of its best years on record in 1995, with most bonds showing total returns of 16-20% and the bellwether 30-year Treasury producing a return of over 30%. The primary catalyst behind this strong performance was a big decline in interest rates caused by benign inflation reports, weak economic growth, and expectations for interest rate easings by the Federal Reserve.

Early in the year, as the Federal Reserve continued to raise short-term interest rates on inflationary fears and signs that the economy was growing rapidly, yields on Treasuries rose. However, as the economy began to show signs of weakness and it became clear that additional rate increases were unlikely, Treasury yields declined and bond prices rose.

During the second half of the year, the Federal Reserve lowered interest rates twice, trimming them by a quarter-percentage point in July and December. This, in turn, further fueled the bond market's rally: intermediate-term bonds (based on the Salomon Investment Grade Bond Index) ended the year with a yield of 5.94%, down from 8.22% at the beginning of 1995, while the long bond closed out the year with a yield of 5.94% vs. 7.88% at the beginning of the year.

PORTFOLIO REVIEW: The Portfolio provided a total return of 16.85% for the year ended December 31, 1995. Our investment process involves three key decisions: duration management, sector allocation, and security selection. By making decisions based upon these multiple, unrelated investment insights, we seek to diversify the ways we can add value to the Portfolio.

Duration management: Duration is the measure of a fund's sensitivity to interest rate changes, which is closely related to the average maturity of the bonds in a portfolio. During the first quarter, we maintained a defensive strategy by keeping the Portfolio's maturity short, a move which slightly hurt performance as the bond market began to rally. As interest rates began to change direction, however, we lengthened to a slightly long duration position, a strategy which added value throughout the remainder of the year.

Sector allocation: During the period, we actively managed the Portfolio's allocation to Treasuries, corporates, and mortgages based on their relative attractiveness. In early 1995, we decreased our allocation to "spread" products such as corporates and mortgages (they are called spread products because their yields are higher than those of Treasuries) due to expectations that yield spreads would widen and that these sectors would underperform.

In the second half of the year, we overweighted corporate bonds, on expectations that their yield spreads relative to Treasuries would remain stable. In addition, we moved from an underweighted position in mortgages to "neutral" relative to the index in order to take advantage of attractive valuations in that sector and capture additional yield.

Security selection: Security selection added value to performance during this period. The Portfolio maintained its focus on high-quality issues, keeping the average quality of its holdings between AA and AAA.

PORTFOLIO OUTLOOK: It is very unlikely that the stellar bond market returns of 1995 will be repeatable in 1996. We continue to be cautiously optimistic, given continued weaker economic data, a positive inflation environment and secular factors, including credible deficit reduction talk in Washington. As a result, we continue to manage the Portfolio's duration slightly longer than the index. In addition, we continue to overweight corporates and mortgages in order to take advantage of their higher yields relative to Treasuries.

                                        7
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                            RESOLUTE BOND PORTFOLIO

PORTFOLIO COMPOSITION


           [PIE CHART - CLIENT WILL PROVIDE DESCRIPTIONS ON GRAPHICS]


LIST OF TOP TEN LONG-TERM HOLDINGS

                                                                   PERCENT OF
                                                               TOTAL INVESTMENTS

U.S. Treasury Bond, 9.250%, due 02/15/16                             13.79%
Federal Home Loan Mortgage Corporation, 7.000%, due 11/01/25          8.68
U.S. Treasury Note, 7.500%, due 11/15/01                              7.37
U.S. Treasury Bond, 12.000%, due 08/15/13                             6.19
U.S. Treasury Note, 5.750%, due 08/15/03                              6.09
U.S. Treasury Note, 6.500%, due 04/30/99                              5.89
U.S. Treasury Note, 7.750%, due 11/30/99                              5.80
Access Financial, 6.375%, due 05/15/21                                4.72
Greentree Financial Corp., 7.200%, due 04/15/19                       4.19
Continental Bank, N.A., Sub Notes, 7.875%, due 02/01/03               4.04
Balance - 10 Security Positions                                      33.24
--------------------------------------------------------------------------------
TOTAL                                                               100.00%

                                        8
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                                                              CHUBB SERIES TRUST
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                            RESOLUTE BOND PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS

CORPORATE BONDS--38.92%

                                PRINCIPAL       MARKET VALUE
COMPANY                          AMOUNT           (NOTE B)
-------                         ---------       ------------
BANKING--4.26%
Continental Bank, N.A.,
 Sub Notes, 7.875%,
 due 02/01/03                    $ 55,000         $ 60,388
                                                  --------
ELECTRONICS--3.66%
Phillips Electronics,
 6.750%, due 08/15/03              50,000           51,855

FINANCIAL SERVICES--23.35%
Access Financial MHL,
 6.375%, due 05/15/21              70,000           70,601
Chrysler Financial Corp.,
 8.125%, due 12/15/96              50,000           51,148
Ford Motor Credit Co.,
 5.625%, due 03/23/97              55,000           55,087
GMAC Medium Term Note,
 5.700%, due 12/22/97              40,000           40,081
Greentree Financial Corp.,
 7.200%, due 04/15/19              60,000           62,716
Premier Auto Trust,
 4.65%, due 11/02/99               51,696           51,155
                                                  --------
Total                                              330,788
                                                  --------
UTILITIES - ELECTRIC--7.65%
Pacific Gas & Electric Co.,
 7.875%, due 03/01/02              50,000           54,494
Texas Utilities Electric Co.,
 1st Mortgage, 7.875%,
 due 04/01/24                      50,000           53,943
                                                  --------
Total                                              108,437
                                                  --------

TOTAL CORPORATE BONDS
(Cost $524,190)                                   $551,468
                                                  --------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS--59.61%


                                PRINCIPAL     MARKET VALUE
AGENCY                           AMOUNT         (NOTE B)
------                          ---------     ------------
Federal Home Loan
Mortgage Corporation,
7.000%, due 11/01/25             $128,607          129,893
                                                  --------
U.S. Treasury Bonds

12.000%, due 08/15/13              60,000           92,625
9.250%, due 02/15/16              150,000          206,344
                                                  --------
Total                                              298,969
                                                  --------
U.S. Treasury Notes

4.750%, due 10/31/98               40,000           39,475
6.500%, due 04/30/99               85,000           88,134
7.750%, due 11/30/99               80,000           86,700
7.500%, due 11/15/01              100,000          110,250
5.750%, due 08/15/03               90,000           91,125
                                                  --------
Total                                              415,684
                                                  --------
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS

(Cost $778,339)                                   $844,546
                                                  --------


                       See notes to Financial Statements.

                                       9
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                            RESOLUTE BOND PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

SHORT-TERM OBLIGATIONS--7.06%

                                         PRINCIPAL              MARKET VALUE
U.S. TREASURY BILLS                       AMOUNT                   (NOTE B)
-------------------                      ---------              ------------
4.970%, due 03/14/96                      $ 88,000                 $  87,132
5.285%, due 03/21/96                        13,000                    12,861
                                                                   ---------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $99,932)                                                     $  99,993
                                                                   ---------

SUMMARY OF TOTAL NET ASSETS


TOTAL INVESTMENTS

                                                                MARKET VALUE
U.S. TREASURY BILLS                                                (NOTE B)
-------------------                                             ------------

(Cost $1,402,461)*                          105.59%               $1,496,007
Other assets, less liabilities               (5.59)                  (79,313)
                                            ------                ----------
TOTAL NET ASSETS                            100.00%               $1,416,694
                                            ======                ==========

*Aggregate cost for Federal income tax purposes.


                                       10
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                           RESOLUTE EQUITY PORTFOLIO

                                PORTFOLIO FACTS

                                 INCEPTION DATE
                                January 3, 1995

                                  FUND MANAGER

                     Morgan Guaranty Trust Co. of New York

                       INVESTMENT OBJECTIVE AND STRATEGY
                     To provide a high total return from a
                         portfolio comprised of selected
                               equity securities.

                   Portfolio invests primarily in the common
                      stock of large and medium sized U.S.
                    corporations with market capitalization
                              above $1.5 billion.

                           NET ASSETS AS OF 12/31/95
                                   $4,144,458

                               NUMBER OF HOLDINGS
                                       98

                               PORTFOLIO TURNOVER
                                     65.60%

                                IN THIS SECTION

                                Portfolio Facts
                             Investment Comparison
                           Advisor's Investment Review
                             Portfolio Composition

                       Schedule of Portfolio Investments

                                       11
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--------------------------------------------------------------------------------

                           RESOLUTE EQUITY PORTFOLIO


           [GRAPH - RESOLUTE EQUITY PORTFOLIO AND THE S&P 500 INDEX -
                         CUSTOMER SUPPLIED COPY TO COME]


Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Resolute Equity Portfolio at its inception with a similar investment in the S&P 500 Index. For the purpose of this graph and the accompanying table, the total return for the Portfolio reflects all recurring expenses (advisory fees, account fees) and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account C established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 3% sales charge, 2.5% premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                       12
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                           RESOLUTE EQUITY PORTFOLIO

ADVISOR'S INVESTMENT REVIEW

12-MONTH PERIOD ENDED DECEMBER 31, 1995

MARKET REVIEW: 1995 proved to be a banner year for large-cap equities. The S&P 500's return of 37.45% was the best since 1958 and the second best annual return in post-war history. The end of the year saw a continuation of 1995's major trends: a record level of mergers and acquisitions, strong corporate profits (as a percent of GDP, they were the highest in more than 15 years), the lowest inflation in 30 years, and a long bond yield approaching the lowest levels in 25 years.

Not only were equity returns impressive, they were achieved with extraordinary low volatility. The largest decline the market suffered over any period during the year was 2.5% (the smallest ever), while setting a new high every four days on average during the year. 1995 was the fifth consecutive year without a 10% correction: prior to the current bull market, U.S. stocks had never seen even three straight years without a 10% fall. The market was characterized by high returns with low risk, making it truly the best of all possible worlds for U.S. stocks in 1995.

1995 also proved to be a very concentrated market, as the big multinational companies that dominate the S&P 500 outperformed the smaller stocks that were held by most stock funds. These huge corporations experienced a "flight to quality" as a safe bet in a slowing economy. Returns were fueled by strong corporate profits and booming exports, which tend to benefit large companies more than smaller ones. Buying was momentum driven, with heavy concentration on certain sectors of the market. Healthcare was one of the year's best performing groups of the S&P 500, rising 58%, as the sector benefited from generally strong earnings, ongoing industry consolidation, much improved productivity at the FDA and the absence of pressure from meaningful Washington healthcare reformers. Finance stocks were also strong for the year, advancing 59%, due to declining interest rates and strong earnings.

Surprisingly, technology stocks finished the year in "tenth place" out of our 17 economic sectors due to the strong December sell-off (-5.5%) caused by fears that earnings growth would begin to decelerate. Retail stocks were the clear losers for 1995, only gaining 7.6%, reflecting the continuing fears that the industry is "overstored" and that consumers have shifted their buying away from softgoods into hardgoods and are demanding greater value and thus lower pricing.

PORTFOLIO REVIEW: The Portfolio provided a total return of 33.91% for the year ended December 31, 1995. While it generated positive returns on an absolute basis, it underperformed the S&P 500. Morgan's strategy of broad diversification proved difficult in a market where returns were highly concentrated among the 50 largest stocks and on two primary sectors. This trend did not bode well for our value-oriented approach to stock selection which seeks to identify companies that are undervalued relative to our forecast of their long-term earnings and dividend payouts. Many of the companies that we believe offer attractive long-term value tend to be smaller than the large-cap names that dominate the S&P 500.

                                       13
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                           RESOLUTE EQUITY PORTFOLIO

ADVISOR'S INVESTMENT REVIEW (CONTINUED)

In addition, the uncertain economic environment for most of the year caused investors to focus on near-term corporate earnings and to overpenalize companies with near-term earnings disappointments. Our style, which focuses on longer-term forecasts, is uniquely vulnerable during these periods since we are invariably drawn to stocks that have underperformed due to near-term earnings disappointments. Although this psychology of the market was not ideal for our valuation approach, our experience indicates that these types of markets tend to be short-lived.

Portfolio outlook: Market returns are expected to be lower in 1996 and we believe that the U.S. equity market may experience some volatility in the coming months. However, as the emotions that drove the markets and many stocks to historical highs in 1995 begin to dissipate, superior stock selection will become critical in producing good performance.

                                       14
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                           RESOLUTE EQUITY PORTFOLIO

                             PORTFOLIO COMPOSITION


           [PIE CHART - CLIENT WILL PROVIDE DESCRIPTIONS ON GRAPHICS]


LIST OF TOP TEN LONG-TERM HOLDINGS

                                                    PERCENT OF
                                                TOTAL INVESTMENTS
General Motors Corporation                              2.42%
General Electric Co.                                    2.30
Philip Morris Companies, Inc.                           2.28
AT&T Corp.                                              2.22
Columbia/HCA Healthcare                                 2.20
Bausch & Lomb, Inc.                                     2.17
Texaco, Inc.                                            2.16
Providian Corp.                                         2.14
BankAmerica Corporation                                 2.07
NationsBank Corp.                                       2.07
Balance - 88 Security Positions                        77.97
------------------------------------------------------------
       TOTAL                                          100.00%

                                       15
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--------------------------------------------------------------------------------

                           RESOLUTE EQUITY PORTFOLIO

PORTFOLIO COMPOSITION (CONTINUED)

LIST OF TOP TEN INDUSTRIES

                                                    PERCENT OF
                                                TOTAL INVESTMENTS
-----------------------------------------------------------------
Oil  Production                                          8.79%
Banking                                                  6.14
Telecommunications                                       5.86
Entertainment & Leisure                                  5.24
Consumer Products                                        5.16
Retail                                                   4.98
Manufacturing                                            4.94
Health Supplies                                          4.90
Electronics                                              4.46
Financial Services                                       4.36
----------------------------------------------------------------
TOTAL                                                   54.83%

                                       16
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                                                              CHUBB SERIES TRUST
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                           RESOLUTE EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS

COMMON STOCK--101.34%

                                        NUMBER             MARKET VALUE
COMPANY                               OF SHARES              (NOTE B)
-------                               ---------            ------------
AEROSPACE--0.28%
Coltec Industries, Inc.+                  1,000             $   11,625
                                                            ----------
AUTOMOTIVE--2.55%
General Motors Corporation                2,000                105,750
                                                            ----------
AUTOMOTIVE PARTS & SERVICES--1.19%
Cooper Tire & Rubber Co.                  2,000                 49,250
                                                            ----------
BANKING--6.48%
BankAmerica Corporation                   1,400                 90,650
First Union Corp.                           400                 22,250
Fleet Financial Group, Inc.               1,500                 61,125
NationsBank Corp.                         1,300                 90,512
Standard Federal
  Bancorporation                            100                  3,938
                                                            ----------
Total                                                          268,475
                                                            ----------
CHEMICAL--4.03%
Du Pont (E.I.) De Nemours
  & Company                                 900                 62,888
Union Carbide Corp.                       1,500                 56,250
Wellman, Inc.                             2,100                 47,775
                                                            ----------
Total                                                          166,913
                                                            ----------
COMPUTER - PERIPHERALS--1.76%
Bay Networks, Inc.+                         450                 18,506
International Business
 Machines Corporation                       400                 36,700
Quantum Corp.+                            1,100                 17,738
                                                            ----------
Total                                                           72,944
                                                            ----------
COMPUTER - SOFTWARE--2.04%
Autodesk, Inc.                              800                 27,400
Novell, Inc.+                             4,000                 57,000
                                                            ----------
Total                                                           84,400
                                                            ----------
CONSUMER PRODUCTS--5.45%
Nabisco Holdings Corp.                    1,300                 42,413
Pepsico, Inc.                             1,500                 83,812
Philip Morris Companies, Inc.             1,100                 99,550
                                                            ----------
Total                                                          225,775
                                                            ----------
ELECTRICAL EQUIPMENT--1.93%
General Instruments
 Corporation+                             1,300                 30,388
Grainger (W.W.), Inc.                       700                 46,375
Magnetek, Inc.+                             400                  3,250
                                                            ----------
Total                                                           80,013
                                                            ----------
ELECTRONICS--4.71%
General Electric Co.                      1,400                100,800
Hewlett Packard, Co.                        300                 25,125
Motorola, Inc.                            1,000                 57,000
Xilinx, Inc.+                               400                 12,200
                                                            ----------
Total                                                          195,125
                                                            ----------
ENTERTAINMENT & LEISURE--5.53%
Circus Circus
 Enterprises, Inc.+                       2,700                 75,262
International Game
 Technology                               2,300                 25,013
Tele-Communications,
 Class A, ADR+                            4,400                 87,450
Time Warner, Inc.                         1,100                 41,663
                                                            ----------
Total                                                          229,388
                                                            ----------
FINANCIAL SERVICES--4.60%
AMBAC, Inc.                               1,100                 51,562
Dean Witter Discover & Co.                1,200                 56,400
Firstar Corp.                               800                 31,700
Great Western Financial Corp.             2,000                 51,000
                                                            ----------
Total                                                          190,662
                                                            ----------
FOOD PROCESSING--2.98%
Archer-Daniels Midland Co.                2,400                 43,200
CPC International, Inc.                     500                 34,312
General Mills, Inc.                         800                 46,200
                                                            ----------
Total                                                          123,712
                                                            ----------

                       See notes to financial statements

                                       17
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                           RESOLUTE EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                          NUMBER      MARKET VALUE
COMPANY                                                 OF SHARES       (NOTE B)
-------                                                 ---------     ------------
FOREST PRODUCTS & PAPER--0.77%
Buckeye Cellulose Corp.+                                     500        $ 11,000
Mead Corp.                                                   400          20,900
                                                                        --------
Total                                                                     31,900
                                                                        --------
FURNITURE & APPLIANCES--0.69%
Interco, Inc.+                                             3,200          28,800
                                                                        --------
HEALTH SUPPLIES--5.17%
Bausch & Lomb, Inc.                                        2,400          95,100
Columbia/HCA Healthcare                                    1,900          96,425
Forest Laboratories, Inc.+                                   500          22,625
                                                                        --------
Total                                                                    214,150
                                                                        --------
HOME CONSTRUCTION--3.28%
Manville Corp.+                                            3,500          45,938
Service Corp. International                                1,500          66,000
USG Corp.+                                                   800          24,000
                                                                        --------
Total                                                                    135,938
                                                                        --------
HOUSEHOLD PRODUCTS--2.59%
Colgate Palmolive Co.                                        700          49,175
Procter & Gamble Co.                                         700          58,100
                                                                        --------
Total                                                                    107,275
                                                                        --------
INSURANCE--4.43%
Humana, Inc.+                                              2,800          76,650
Providian Corp.                                            2,300          93,725
U.S. Life Corp.                                              450          13,444
                                                                        --------
Total                                                                    183,819
                                                                        --------
MANUFACTURING--5.22%
Allied Signal, Inc.                                        1,400          66,500
Cooper Industries, Inc.                                    1,747          64,202
Tyco International, Ltd.                                   2,400          85,500
                                                                        --------
Total                                                                    216,202
                                                                        --------
METAL & MINING--1.42%
Aluminum Company of
 America                                                     400          21,150
Freeport McMoRan Copper
 and Gold, Class B                                           342           9,619
Freeport McMoRan Copper
 and Gold, Class A                                           200           5,600
Reynolds Metals Co.                                          400          22,650
                                                                        --------
Total                                                                     59,019
                                                                        --------
OFFICE PRODUCTS--1.32%
Harris Corp.                                               1,000          54,625
                                                                        --------
OIL - PRODUCTION--9.28%
Anadarko Petroleum Corp.                                     900          48,712
Chevron Corporation                                          800          42,000
Cooper Cameron Corp.+                                        569          20,199
Diamond Shamrock, Inc.                                     1,400          36,225
Oryx Energy Company+                                         900          12,038
Repsol, S.A., ADR                                          1,200          39,450
Royal Dutch Petroleum Co., ADR                               300          42,337
Sun Company, Inc.                                          1,800          49,275
Texaco, Inc.                                               1,200          94,200
                                                                        --------
Total                                                                    384,436
                                                                        --------
PERSONAL CARE--0.12%
International Flavors &
 Fragrances, Inc.                                            100           4,800
                                                                        --------
PHARMACEUTICALS--3.20%
Alza Corp., Class A+                                         900          22,275
Eli Lilly & Co.                                            1,100          61,875
Warner-Lambert Co.                                           500          48,562
                                                                        --------
Total                                                                    132,712
                                                                        --------
POLLUTION CONTROL--1.01%
Wheelabrator Technologies,
 Inc.                                                      2,500          41,875
                                                                        --------
RESTAURANTS--0.66%
Cracker Barrel Old
 Country Stores, Inc.                                      1,600          27,600
                                                                        --------

                        See notes to financial statements

                                       18
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--------------------------------------------------------------------------------

                            RESOLUTE EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                       NUMBER       MARKET VALUE
COMPANY                                              OF SHARES        (NOTE B)
-------                                              ---------      ------------
RETAIL--5.26%
Limited, Inc.                                           2,800        $   48,650
Melville Corp.                                          1,300            39,975
Price/Costco, Inc.+                                     3,200            48,800
Wal-Mart Stores, Inc.                                   3,600            80,550
                                                                     ----------
Total                                                                   217,975
                                                                     ----------
TELECOMMUNICATIONS--6.19%
AT&T Corp.                                              1,500            97,125
GTE Corp.                                                 900            39,600
MCI Communications Corp.                                1,200            31,350
Telefonos de Mexico,
 S.A., ADR                                                500            15,937
U.S. West, Inc.                                         1,600            57,200
U.S. West Media Group+                                    800            15,200
                                                                     ----------
Total                                                                   256,412
                                                                     ----------
TEXTILES--1.35%
Fruit of the Loom, Inc.,
 Class A+                                               2,300            56,063
                                                                     ----------
TRUCKING & FREIGHT CARRIERS--3.09%
Consolidated Freightways, Inc.                          1,600            42,400
Union Pacific Corp.                                     1,300            85,800
                                                                     ----------
Total                                                                   128,200
                                                                     ----------
UTILITIES - ELECTRIC--2.76%
Entergy Corp.                                           1,700            49,725
Illinova Corp.                                            300             9,000
SCE Corp.                                               2,000            35,500
Western Resources, Inc.                                   600            20,025
                                                                     ----------
Total                                                                   114,250
                                                                     ----------
TOTAL COMMON STOCK
(Cost $3,810,309)                                                    $4,200,083
                                                                     ----------

SHORT-TERM OBLIGATIONS--4.22%

                                                    PRINCIPAL      MARKET VALUE
U.S. TREASURY BILLS                                   AMOUNT         (NOTE B)
-------------------                                 ---------      ------------
5.405%, due 01/18/96                                 $ 14,000        $ 13,960
5.310%, due 03/07/96                                   10,000           9,913
4.970%, due 03/14/96                                   67,000          66,339
5.135%, due 03/21/96                                   36,000          35,614
5.185%, due 03/21/96                                   34,000          33,635
5.190%, due 03/21/96                                    3,000           2,968
5.030%, due 10/17/96                                   13,000          12,481
                                                                     --------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $174,778)                                                      $174,910
                                                                     --------

SUMMARY OF TOTAL NET ASSETS
                                                                    MARKET VALUE
                                                                      (NOTE B)
                                                                    ------------
TOTAL INVESTMENTS
(Cost $3,985,087)*                                     105.56%      $ 4,374,993

Other assets, less liabilities                          (5.56)         (230,535)
                                                       ------       -----------

TOTAL NET ASSETS                                       100.00%      $ 4,144,458
                                                       ======       ===========

*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

                        See notes to financial statements

                                       19
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                      [This page intentionally left blank]

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                        RESOLUTE SMALL COMPANY PORTFOLIO

                                 PORTFOLIO FACTS

                                 INCEPTION DATE
                                 January 3, 1995

                                  FUND MANAGER
                      Morgan Guaranty Trust Co. of New York

                        INVESTMENT OBJECTIVE AND STRATEGY
                      To provide a high total return from a
                        portfolio of equity securities of
                                small companies.

                    The Portfolio invests at least 65% of the
                     value of its total assets in the common
                    stock of small U.S. companies, primarily
                      with market capitalizations less than
                                  $1.5 billion.

                            NET ASSETS AS OF 12/31/95
                                   $2,536,258

                               NUMBER OF HOLDINGS
                                       335

                               PORTFOLIO TURNOVER
                                     100.43%

                   IN THIS SECTION

                   Portfolio Facts
                Investment Comparison
             Advisor's Investment Review
                Portfolio Composition
          Schedule of Portfolio Investments

                                       21
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                        RESOLUTE SMALL COMPANY PORTFOLIO

INVESTMENT COMPARISON


     [GRAPH - RESOLUTE SMALL COMPANY PORTFOLIO AND THE RUSSELL 2500 INDEX -
                 CLIENT WILL PROVIDE DESCRIPTIONS ON GRAPHICS]


Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Resolute Small Company Portfolio at its inception with a similar investment in the Russell 2500 Index. For the purpose of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses (advisory fees, account fees) and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account C established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 3% sales charge, 2.5% premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses and surrender charges.

The Russell 2500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.



                                       22
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                        RESOLUTE SMALL COMPANY PORTFOLIO

ADVISOR'S INVESTMENT REVIEW

12-MONTH PERIOD ENDED DECEMBER 31, 1995

MARKET REVIEW: 1995 proved to be a strong year for U.S. small cap equities, with the Russell 2500 rising 31.7%, the second best annual return in ten years. The end of the year saw a continuation of 1995's major trends: a record level of mergers and acquisitions, strong corporate profits (as a percent of GDP, they were the highest in more than 15 years), the lowest inflation in 30 years, a long bond yield approaching the lowest levels in 25 years, and an all-time record flow of assets into mutual funds.

The market proved to be very concentrated throughout the year, as the big multinational companies that dominate the S&P 500 outperformed the smaller stocks. These huge corporations experienced a "flight to quality" as a safe bet in a slowing economy. Their returns were fueled by strong corporate profits and booming exports, which tend to benefit large companies more than smaller ones.

Buying was momentum-driven, with heavy concentration on certain sectors of the market. Healthcare was one of the year's best performing groups of the S&P 500, rising 58%, as the sector benefited from generally strong earnings, ongoing industry consolidation, much improved productivity at the FDA and the absence of pressure from meaningful Washington healthcare reforms. Finance stocks were also strong for the year, advancing 59%, due to declining interest rates and strong earnings. Technology stocks, which were the big winners during the first three quarters of the year, experienced a fourth quarter sell-off but, nonetheless, ended the year up 48%.

Retail stocks were the clear losers for 1995 only gaining 7.6%, reflecting the continuing fears that the industry is "overstored" and that consumers have shifted their buying away from softgoods into hardgoods and are demanding greater value and, thus, lower pricing.

PORTFOLIO REVIEW: The Portfolio provided a total return of 32.91% for the year ended December 31, 1995. Over this time period, the Portfolio significantly outperformed the largest and highest-returning sectors of the Russell 2500, including software, healthcare and finance due to strong stock selection. During the year, some of the best performers included Security Dynamics Technology, Quarterdeck Office Systems, and Consolidated Graphics. Shares of both Security Dynamics and Quarterdeck surged last year with the widespread interest in the Internet. Security Dynamics provides security systems and devices that protect networked computer systems, including those linked to the Internet, from illicit intruders. Quarterdeck benefited both from interest in its Internet software products and from improved financial performance delivered by the new management that joined the company in late 1994. Consolidated Graphics is a commercial printer whose earnings have grown strongly on the back of an aggressive acquisition strategy that has enabled the company to achieve cost efficiencies. Stocks that detracted from performance included Penn Traffic Co., One Price Clothing, and Charming Shoppes, all part of the retail sector which suffered a sharp decline in 1995. Charming Shoppes has since been eliminated on deteriorating fundamentals. Please refer to pages 27 - 33 for a complete schedule of portfolio investments.

                                       23
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                        RESOLUTE SMALL COMPANY PORTFOLIO

ADVISOR'S INVESTMENT REVIEW (CONTINUED)

PORTFOLIO OUTLOOK: 1995's surprisingly good inflation performance suggests that arguments for continued monetary restraint are diminishing. The likely adoption of budget changes, long advocated by Federal Reserve Chairman Greenspan, also indicates that the risks associated with a restrictive Fed policy are rising. As a result, our belief is that Fed motivations are shifting from a policy of slowing growth to a policy of recession prevention, implying that the central bank will be more responsive to signs of weakness going forward than it has been to date. Our view is that a rebound in the U.S. economy is likely next year, rather than continued sluggish economic growth.

In 1995, many companies reported record earnings growth, as heavy cost-cutting measures proved rewarding. Large cap companies, in particular, derived a disproportionate benefit from cost cutting which is unlikely to be repeated. Now, with cost cutting behind them, companies most likely to generate strong earnings results will be those that derive a bulk of their earnings from sales growth. It would appear that small cap companies are better positioned than many large cap companies to increase sales and, therefore, have the opportunity to grow faster.



                                       24
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                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                        RESOLUTE SMALL COMPANY PORTFOLIO

PORTFOLIO COMPOSITION


                 [Client will provide descriptions on graphics]


LIST OF TOP TEN LONG-TERM HOLDINGS

                                                                  PERCENT OF
                                                               TOTAL INVESTMENTS

ADT Limited, Inc.                                                     1.86%
Capital RE Corp.                                                      1.70
Mesa Airlines, Inc.                                                   1.55
Service Corporation International                                     1.43
TJX Companies, Inc.                                                   1.41
Black & Decker, Inc.                                                  1.15
Allegheny Ludlum Corp.                                                1.14
APRIA Healthcare Group, Inc.                                          1.10
Wellman, Inc.                                                         1.04
Firstar Corp.                                                         1.03
Balance - 325 Security Positions                                     86.59
--------------------------------------------------------------------------
TOTAL                                                               100.00%



                                       25
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--------------------------------------------------------------------------------


                        RESOLUTE SMALL COMPANY PORTFOLIO

PORTFOLIO COMPOSITION (CONTINUED)

LIST OF TOP TEN INDUSTRIES

                                                                   PERCENT OF
                                                               TOTAL INVESTMENTS
Computer - Software                                                  6.23%
Real Estate                                                          5.28
Financial Services                                                   4.95
Banking                                                              4.66
Electronics                                                          4.53
Telecommunications                                                   4.48
Retail Stores                                                        3.46
Machinery                                                            3.07
Metal & Mining                                                       3.06
Insurance                                                            3.02
-------------------------------------------------------------------------
TOTAL                                                               42.74%



                                       26
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                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------


                        RESOLUTE SMALL COMPANY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS

COMMON STOCK--108.94%

                                                           NUMBER      MARKET VALUE
COMPANY                                                  OF SHARES       (NOTE B)
-------                                                  ---------     ------------
ADVERTISING--0.21%
Advo Systems, Inc.                                           200        $  5,200
                                                                        --------
AEROSPACE--2.18%
Coltec Industries, Inc.+                                   1,300          15,112
Kaydon Corp.                                                 600          18,225
Orbital Sciences Corp.+                                      600           7,650
Rohr Industries, Inc.+                                     1,000          14,375
                                                                        --------
Total                                                                     55,362
                                                                        --------
AIRLINE--1.88%
Mesa Airlines, Inc.+                                       5,300          47,700
                                                                        --------
AUTOMOTIVE--0.83%
Paccar, Inc.                                                 500          21,062
                                                                        --------
AUTOMOTIVE PARTS & ACCESSORIES--1.98%
Excel Industries, Inc.                                     1,000          14,000
Intermet Corp.+                                            1,300          13,650
Simpson Industries, Inc.                                   2,500          22,500
                                                                        --------
Total                                                                     50,150
                                                                        --------
BANKING--5.63%
CCB Financial Corp.                                          100           5,550
Cole Taylor Financial Group                                  100           2,988
Colonial Bankgroup, Inc.                                     300           9,675
First Commerce Corp.                                         700          22,400
Firstar Corp.                                                800          31,700
Irwin Financial Corp.                                        100           3,987
Northern Trust Corp.                                         100           5,600
Pinnacle Financial Services, Inc.                            100           1,775
Silicon Valley Bancshares+                                   200           4,800
Southern National Corp.                                    1,100          28,874
Sterling Bancshares, Inc.                                    150           2,625
Trustco Bank Corp. NY                                        200           4,425
Wilmington Trust Corp.                                       600          18,525
                                                                        --------
Total                                                                    142,924
                                                                        --------
BIOPHARMACEUTICALS--0.81%
Genemedicine, Inc.+                                          300           2,287
Incyte Pharmaceuticals+                                      300           7,500
Neurogen+                                                    100           2,687
Pharmacopeia, Inc.+                                          100           2,425
Somatogen, Inc.+                                             300           5,663
                                                                        --------
Total                                                                     20,562
                                                                        --------
BROADCASTING--0.81%
Comcast UK Cable Partners+                                   200           2,500
Emmis Broadcasting Corp.,
 Class A+                                                    100           3,100
Heartland Wireless+                                          200           5,950
Heritage Media Corp., Class A+                               200           5,125
Peoples Choice TV Corp.+                                     200           3,800
                                                                        --------
Total                                                                     20,475
                                                                        --------
CHEMICAL--2.18%
Albemarle Corp.                                            1,000          19,375
Applied Extrusion+                                           100           1,250
Bush Boake Allen, Inc.+                                      100           2,737
Wellman, Inc.                                              1,400          31,850
                                                                        --------
Total                                                                     55,212
                                                                        --------
COMMERICAL SERVICES--2.22%
Equity Corp. Intl.+                                          100           2,375
Measurex Corp.                                               200           5,650
Robert Half Intl, Inc.+                                      100           4,187
Service Corporation
 International                                             1,000          44,000
                                                                        --------
Total                                                                     56,212
                                                                        --------
COMPUTER - PERIPHERALS--3.27%
Alantec Corp.+                                               200          11,650
Boca Research, Inc.+                                         200           5,300
IDX Systems Corporation+                                     100           3,475
Mylex Corp.+                                                 500           9,563
Network Appliance, Inc.+                                     100           4,013
Network Computing
 Devices, Inc.+                                              600           4,275
Planar Systems, Inc.+                                        900          17,213
Quantum Corp.+                                             1,100          17,737


                                       27
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--------------------------------------------------------------------------------


                        RESOLUTE SMALL COMPANY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                           NUMBER     MARKET VALUE
COMPANY                                                  OF SHARES      (NOTE B)
-------                                                  ---------    ------------
COMPUTER - PERIPHERALS (CONTINUED)
Visioneer, Inc.+                                             100        $  2,225
Xcellenet, Inc.+                                             500           7,438
                                                                        --------
Total                                                                     82,889
                                                                        --------
COMPUTER - SOFTWARE--7.54%
Adept Technology+                                            300           3,150
Amisys Managed Care
 Systems+                                                    100           1,900
Astea International, Inc.+                                   100           2,287
Autodesk, Inc.                                               300          10,275
Avid Technology, Inc.+                                       800          15,200
BMC Software, Inc.+                                          200           8,550
Ceridian Corp.+                                              100           4,125
Checkfree Corp.+                                             100           2,150
Citrix Systems, Inc.+                                        100           3,250
Clarify, Inc.+                                               100           3,000
Cooper & Chyan Technology+                                   100           1,575
Cycare Systems, Inc.+                                        100           2,562
DST Systems, Inc.+                                           100           2,850
Fractal Design Corporation+                                  100           1,400
Inso Corp.+                                                  100           4,250
Intersolv, Inc.+                                             300           3,862
Logic Works, Inc.+                                           200           2,500
MetaTools, Inc.+                                             100           2,600
Microtec Research, Inc.+                                     200           2,475
Network General Corp.+                                       300          10,013
ON Technology Corporation+                                   200           2,600
Pinnacle Systems, Inc.+                                      200           4,950
Pixar, Inc.+                                                 100           2,888
Policy Management
 Systems Corporation+                                        300          14,288
Rational Software Corp.+                                     600          13,425
Read-Rite Corp.+                                           1,000          23,250
SPS Transaction Services, Inc.+                              300           8,888
SQA, Inc.+                                                   100           1,925
Summit Medical Systems+                                      100           2,150
Sybase, Inc.+                                                200           7,200
Symantec Corp.+                                              900          20,925
Techforce Corporation+                                       100             875
                                                                        --------
Total                                                                    191,338
                                                                        --------
CONSUMER PRODUCTS--2.12%
Coors, Adolph Co., Class B                                   200           4,425
Dekalb Genetics Corp.                                        600          27,075
Dreyers Grand Ice Cream                                      100           3,325
Nabisco Holdings Corp.                                       500          16,312
Riviana Foods, Inc.                                          200           2,650
                                                                        --------
Total                                                                     53,787
                                                                        --------
EDUCATION SERVICES--0.52%
DeVRY, Inc., Delaware+                                       300           8,100
Flightsafety International, Inc.                             100           5,025
                                                                        --------
Total                                                                     13,125
                                                                        --------
ELECTRICAL EQUIPMENT--1.76%
Encore Wire Corp.+                                           200           1,950
Integrated Device
 Technology, Inc.+                                           200           2,575
Kuhlman Corp.                                                100           1,250
Micrel, Inc.+                                                800          15,600
Microchip Technologies, Inc.+                                100           3,650
Vishay Intertechnology+                                      200           6,300
W.W. Grainger, Inc.+                                         200          13,250
                                                                        --------
Total                                                                     44,575
                                                                        --------
ELECTRONICS--5.49%
ADT Limited+                                               3,800          57,000
Advanced Technology
 Materials, Inc.+                                            700           7,000
Amphenol Corp.+                                              200           4,850
Brooktree Corp.+                                             700           8,487
General Signal Corp.                                         600          19,425
Input/Output, Inc.+                                          200          11,550
Mentor Graphics Corp.+                                       300           5,475
Nimbus CD International, Inc.+                               500           4,063
SDL, Inc.+                                                   500          12,000
Symbol Technologies+                                         200           7,900
Telcom Semiconductor, Inc.+                                  200           1,450
                                                                        --------
Total                                                                    139,200
                                                                        --------
EMERGING TECHNOLOGY--0.13%
FEI Company+                                                 300           3,225
                                                                        --------



                                       28
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--------------------------------------------------------------------------------

                        RESOLUTE SMALL COMPANY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                            NUMBER    MARKET VALUE
COMPANY                                                   OF SHARES     (NOTE B)
-------                                                   ---------   ------------
ENTERTAINMENT & LEISURE--2.33%
Ascent Entertainment
 Group, Inc.+                                                 300       $  4,725
Boyd Gaming Corp.+                                          1,400         16,275
Carmike Cinemas, Inc.+                                        100          2,250
IMAX Corp.+                                                   500         11,375
Johnson Worldwide
 Association, Inc., Class A+                                  300          6,750
Players International, Inc.+                                   50            534
Royal Caribbean Cruises, Ltd.                                 700         15,400
SCP Pool Corp.+                                               100          1,045
Sports Club Co.+                                              200            625
                                                                        --------
Total                                                                     58,979
                                                                        --------
FINANCIAL SERVICES--6.00%
Amresco, Inc.                                                 100          1,275
Banknorth Group, Inc.                                         200          7,700
Capital RE Corp.                                            1,700         52,275
Charter One Financial, Inc.                                   600         18,375
Commerce Bancorp, Inc. NJ                                     200          4,425
Community First Bankshares                                    200          4,550
Donaldson, Lufkin &
 Jenrette+                                                    100          3,125
GBC Bancorp Calif                                             200          3,500
HUBCO, Inc.                                                   100          2,212
Litchfield Financial Corp.                                    100          1,300
Mark Twain Bancshares, Inc.                                   100          3,875
National Commerce
 Bancorporation                                               500         13,125
Payco American Corp.+                                         300          2,700
Roosevelt Financial
 Group, Inc.                                                  900         17,437
Southwest Securities
 Group, Inc.                                                  500          5,563
WFS Financial, Inc.+                                          100          1,950
Westamerica Bancorp                                           200          8,650
                                                                        --------
Total                                                                    152,037
                                                                        --------
FOOD PROCESSING--0.79%
Universal Foods Corp.                                         500         20,062
                                                                        --------
FURNITURE & APPLIANCES--0.51%
Aaron Rents, Inc., Class B                                    100          1,800
Bush Industries, Inc.                                         200          3,925
Leggett & Platt, Inc.                                         300          7,275
                                                                        --------
Total                                                                     13,000
                                                                        --------
HEALTH SERVICES--0.54%
Summit Care Corp.+                                            600         13,725
                                                                        --------
HOME CONSTRUCTION--1.58%
Apogee Enterprises, Inc.                                      200          3,400
D.R. Horton, Inc.                                           1,600         18,800
USG Corp.+                                                    600         18,000
                                                                        --------
Total                                                                     40,200
                                                                        --------
HOSPITAL SERVICES & SUPPLIES--3.33%
Caremark International, Inc.                                  200          3,625
Cellpro, Inc.+                                                800         12,800
Fresenius USA, Inc.+                                          200          3,975
Mariner Health Group, Inc.+                                 1,000         16,750
Oncor, Inc.+                                                  500          2,250
Owens & Minor, Inc.                                           900         11,475
Perseptive Biosystems, Inc.+                                1,200         10,200
Raytel Medical Corporation+                                   100            850
Vivra, Inc.+                                                  900         22,613
                                                                        --------
Total                                                                     84,538
                                                                        --------
HOUSEHOLD PRODUCTS--0.50%
First Brands Corp.                                            100          4,763
Libbey, Inc.                                                  200          4,500
Scott Paper, Ltd.                                             200          3,519
                                                                        --------
Total                                                                     12,782
                                                                        --------
INSURANCE--3.66%
AMBAC, Inc.                                                   400         18,750
First Colony Corp.                                            500         12,687
Fremont General Corp.                                         200          7,350
MMI Companies, Inc.                                           900         21,600
Mid Ocean, Ltd., Ord                                          200          7,425
Partnerre, Ltd.                                               500         13,750



                                       29
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                        RESOLUTE SMALL COMPANY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                           NUMBER      MARKET VALUE
COMPANY                                                  OF SHARES       (NOTE B)
-------                                                  ---------     -----------
INSURANCE (CONTINUED)
Renaissancere Holdings, Inc.+                                200         $ 6,075
USF&G Corp.                                                  300           5,063
                                                                         -------
Total                                                                     92,700
                                                                         -------
LODGING--0.21%
Doubletree Corp.+                                            100           2,625
Extended Stay America, Inc.+                                 100           2,750
                                                                         -------
Total                                                                      5,375
                                                                         -------
MACHINERY--3.72%
Applied Power, Inc.                                          800          24,000
Asyst Technologies, Inc.+                                    100           3,525
Black & Decker, Inc.                                       1,000          35,250
Briggs & Stratton Corp.                                      100           4,337
Credence Systems Corp.+                                      300           6,863
Gardner Denver
 Machinery Co.+                                              800          15,200
Greenfield Industries, Inc.                                  100           3,125
Micrion Corp.+                                               200           2,100
                                                                         -------
Total                                                                     94,400
                                                                         -------
MANUFACTURING--1.97%
Glatfelter (P.H.) Co.                                        500           8,562
Maverick Tube Corp.+                                         600           4,650
Oakley, Inc.+                                                100           3,400
Safety 1st, Inc.+                                            700          10,325
Trinova Corp.                                                100           2,863
W.H. Brady Co., Class A                                      600          16,200
Whittaker Corp.+                                             100           2,175
Zoltec Companies, Inc.+                                      100           1,675
                                                                         -------
Total                                                                     49,850
                                                                         -------
MEDICAL--2.38%
APRIA Healthcare Group, Inc.+                              1,200          33,900
American Oncology
 Resources+                                                  100           4,862
Instent, Inc.+                                               300           4,500
Metra Biosystems, Inc.+                                      200           3,450
Neuromedical Systems, Inc.+                                  100           2,013
Physician Sales &
 Service, Inc.+                                              100           2,850
Research Medical, Inc.+                                      100           2,700
Sierra Health Services, Inc.+                                100           3,175
Sterling House Corp.+                                        300           2,887
                                                                         -------
Total                                                                     60,337
                                                                         -------
MEDICAL - BIOTECHNOLOGY--1.01%
Kensey Nash Corporation+                                     100           1,250
Keravision, Inc.+                                            500           6,250
Myriad Genetics+                                             100           3,262
North American Biological+                                   953          10,245
Sequana Theraputics, Inc.+                                   200           4,675
                                                                         -------
Total                                                                     25,682
                                                                         -------
METAL & MINING--3.70%
Allegheny Ludlum Corp.                                     1,900          35,150
Commercial Metals Co.                                      1,000          24,750
Kaiser Aluminum Corp.+                                       406           5,278
Oregon Steel Mills, Inc.                                     600           8,400
Schnitzer Steel Industries,
 Inc., Class A                                               100           3,050
Steel Technologies, Inc.                                   2,000          17,250
                                                                         -------
Total                                                                     93,878
                                                                         -------
OFFICE PRODUCTS--0.64%
Harris Corp.                                                 300          16,388
                                                                         -------
OIL INTERNATIONAL--0.64%
Anadarko Petroleum Corp.                                     300          16,238
                                                                         -------
OIL - PRODUCTION--2.77%
Devon Energy Corp.                                           600          15,300
Pogo Producing Co.                                           300           8,475
Texas Meridian, Inc.+                                        600           8,175
TransCanada Pipelines, Ltd.                                1,800          24,750
Vintage Petroleum, Inc.                                      600          13,500
                                                                         -------
Total                                                                     70,200
                                                                         -------
OIL - SERVICES--1.15%
Camco International, Inc.                                    100           2,800
Dreco Energy Services, Ltd.+                                 400           7,100
El Paso Natural Gas Company                                  100           2,838



                                       30
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--------------------------------------------------------------------------------


                        RESOLUTE SMALL COMPANY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                           NUMBER     MARKET VALUE
COMPANY                                                  OF SHARES      (NOTE B)
-------                                                  ---------    ------------
OIL - SERVICES (CONTINUED)
Noble Affiliates, Inc.+                                      100        $  2,988
Noble Drilling Corp.                                         500           4,500
Oceaneering
 International, Inc.+                                        300           3,862
Smith International, Inc.+                                   100           2,350
Tejas Power Corporation+                                     300           2,738
                                                                        --------
Total                                                                     29,176
                                                                        --------
PHARMACEUTICALS--2.68%
Allergan, Inc.                                               200           6,500
Alza Corporation+                                            900          22,275
Athena Neurosciences, Inc.+                                  500           6,125
Fuies Technologies, Ltd.+                                    100           1,525
IVAX Corp.                                                   200           5,700
SangStat Medical Corp.+                                      500           5,187
Targeted Genetics Corp.+                                     500           2,813
Vertex Pharmaceuticals, Inc.+                                400          10,600
Vical, Inc.+                                                 600           7,275
                                                                        --------
Total                                                                     68,000
                                                                        --------
POLLUTION CONTROL--2.04%
Culligan Water Technology+                                   100           2,425
Dames & Moore, Inc.                                        2,300          27,887
Mid-American Waste
 Systems, Inc.+                                              700           2,450
Sevenson Environmental
 Services, Inc.                                              200           3,475
Tetra Technologies+                                          900          15,637
                                                                        --------
Total                                                                     51,874
                                                                        --------
PUBLISHING & PRINTING--1.74%
Banta Corp.                                                  500          22,000
Consolidated Graphics, Inc.+                                 500          13,000
K-III Communications
 Corporation+                                                500           6,063
Norwood Promotional+                                         100           1,700
Thomas Nelson, Inc.                                          100           1,300
                                                                        --------
Total                                                                     44,063
                                                                        --------
REAL ESTATE--6.39%
Associated Estate Realty                                     200           4,300
Cali Realty Corp.                                            300           6,563
Capstone Capital Trust, Inc.                                 500           9,563
Centerpoint Properties Corp.                                 200           4,625
Chelsea GCA Realty, Inc.                                     200           6,000
Colonial Properties                                          100           2,550
Developer Diversified
 Realty Corp.                                                200           6,000
FelCor Suite Hotels                                          100           2,775
Gables Residential Trust                                     100           2,288
Health & Retirement
 Properties Trust                                            600           9,750
Healthcare Realty                                            900          20,700
Home Properties NY, Inc.                                     100           1,713
Hospitality Properties Trust                                 100           2,675
Liberty Property Trust                                       300           6,225
Merry Land & Investment, Inc.                                100           2,363
Oasis Residential,Inc                                        100           2,275
Patriot American
 Hospitality, Inc.                                           100           2,575
Public Storage, Inc.                                         200           3,800
ROC Communities, Inc.                                        500          12,000
Security Capital Industrial Trust                            500           8,750
Security Capital Pacific Trust                               800          15,800
Sovran Self Storage                                          200           5,300
Starwood Lodging, Inc.                                       200           5,950
Storage Trust Realty                                         300           6,825
Summit Properties                                            100           1,988
Sun Communities, Inc.                                        100           2,638
Vornado Realty Trust                                         100           3,750
Wellsford Residential Properties                             100           2,300
                                                                        --------
Total                                                                    162,041
                                                                        --------
RESTAURANTS--0.25%
Sbarro, Inc.                                                 100           2,150
Starbucks Corp.+                                             200           4,200
                                                                        --------
Total                                                                      6,350
                                                                        --------
RETAIL STORES--4.19%
Borders Group, Inc.+                                         400           7,400
Catherine Stores Corp.+                                      800           6,600
Chaus (Bernard), Inc.+                                       700           2,537



                                       31
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--------------------------------------------------------------------------------


                        RESOLUTE SMALL COMPANY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                           NUMBER    MARKET VALUE
COMPANY                                                  OF SHARES     (NOTE B)
-------                                                  ---------   ------------
RETAIL STORES (CONTINUED)
Dollar General Corp.                                          300     $    6,225
Garden Ridge Corp.+                                           100          3,875
Hannaford Brothers Co.                                        100          2,462
Kohls Corp.+                                                  100          5,250
Leslies Poolmart+                                             200          2,800
Office Depot, Inc.+                                           100          1,975
One Price Clothing
 Stores, Inc.+                                              1,000          3,000
Penn Traffic Co., New+                                        700         10,500
Stop & Shop
 Companies, Inc.+                                             100          2,313
TJX Companies, Inc.                                         2,300         43,413
Urban Outfitters+                                             100          2,325
Vons Companies, Inc.+                                         200          5,650
                                                                      ----------
Total                                                                    106,325
                                                                      ----------
TELECOMMUNICATIONS--5.42%
Andrew Corp.+                                                 100          3,825
Applied Digital Access+                                       600          7,050
Broadband Technologies+                                       100          1,625
Celeritek, Inc.+                                              100          1,062
Comdial Corp.+                                              1,200         10,950
Digital Microwave
 Corporation+                                                 300          3,000
Frontier Corporation                                          700         21,000
International Cabletel, Inc.+                                 100          2,450
Leasing Solutions, Inc.+                                      100          1,500
Metrocall, Inc.+                                              100          1,912
Mobilemedia, Inc.+                                            500         11,125
Paging Network+                                             1,300         31,688
Scientific Atlanta, Inc.                                    2,000         30,000
Spectrian Corp.+                                              200          4,450
Videotron Holdings, PLC+                                      200          2,550
Wireless One, Inc.+                                           200          3,300
                                                                      ----------
Total                                                                    137,487
                                                                      ----------
TEXTILES & SHOES--1.84%
Collins & Aikman, New+                                        800          5,300
Fruit of the Loom, Inc.,
 Class A+                                                     900         21,937
Gucci Group, Inc.+                                            100          3,888
Nine West Group, Inc.+                                        100          3,750
Warnaco Group, Inc.                                           300          7,500
Wolverine World Wide Inc.                                     100          3,150
Worldtex, Inc.+                                               200          1,150
                                                                      ----------
Total                                                                     46,675
                                                                      ----------
TRUCKING & LEASING--0.82%
American Freightways Corp.+                                   500          5,188
Rollins Truck Leasing                                         200          2,225
USA Truck, Inc.+                                              100          1,075
Werner Enterprises, Inc.                                      600         12,150
                                                                      ----------
Total                                                                     20,638
                                                                      ----------
UTILITIES - ELECTRIC--3.54%
Central Hudson Gas &
 Electric Corp.                                               800         24,700
Central Louisiana Electric, Inc.                              200          5,375
Illinova Corp.                                                200          6,000
Pinnacle West Capital Corp.                                   600         17,250
Potomac Electric Power Co.                                    600         15,750
Washington Water Power Co.                                    800         14,000
Western Resources, Inc.                                       200          6,675
                                                                      ----------
Total                                                                     89,750
                                                                      ----------
UTILITIES - GAS--1.44%
Atlantic Gas and Light                                        500          9,875
Brooklyn Union Gas Company                                    300          8,775
Providence Energy Corp.                                       500          8,500
United Cities Gas Co.                                         500          9,375
                                                                      ----------
Total                                                                     36,525
                                                                      ----------
UTILITIES - WATER & SEWER--1.60%
American Water Works, Inc.                                    700         27,212
Aquarion Co.                                                  100          2,550
E'Town                                                         100          3,012
SJW Corp.                                                     100          3,775
Southern California Water Co.                                 200          4,050
                                                                      ----------
Total                                                                     40,599
                                                                      ----------
TOTAL COMMON STOCK
(Cost $2,512,689)                                                     $2,762,872
                                                                      ----------



                                       32
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--------------------------------------------------------------------------------

                        RESOLUTE SMALL COMPANY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

PREFERRED STOCK--0.19%

                                                           NUMBER      MARKET VALUE
COMPANY                                                  OF SHARES       (NOTE B)
-------                                                  ---------     ------------
TELECOMMUNICATIONS EQUIPMENT--0.19%
MFS Communications, Conv.,
 8.000%+                                                    100           $4,869
                                                                          -----
TOTAL PREFERRED STOCK
(Cost $3,350)                                                             $4,869
                                                                          ------
SHORT-TERM OBLIGATIONS--11.92%

                                                      PRINCIPAL   MARKET VALUE
U.S. TREASURY BILLS                                     AMOUNT      (NOTE B)
-------------------                                   ---------   ------------
5.440%, due 01/25/96                                   $ 15,000     $ 14,941
5.445%, due 01/25/96                                     10,000        9,961
5.310%, due 03/07/96                                     39,000       38,659
4.970%, due 03/15/96                                     22,000       21,783
5.185%, due 03/21/96                                     41,000       40,560
5.210%, due 03/21/96                                     29,000       28,689
5.280%, due 03/21/96                                     12,000       11,871
5.280%, due 03/21/96                                     13,000       12,860
5.285%, due 03/21/96                                      6,000        5,936
4.930%, due 04/04/96                                    107,000      105,637
5.085%, due 11/14/96                                     12,000       11,480
                                                                    --------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $302,132)                                                     $302,377
                                                                    --------

SUMMARY OF TOTAL NET ASSETS

                                                                    MARKET VALUE
                                                                      (NOTE B)
                                                                    ------------
TOTAL INVESTMENTS
(Cost $2,818,171)*                                     121.05%      $ 3,070,118
Other assets, less liabilities                         (21.05)         (533,860)
TOTAL NET ASSETS                                       100.00%      $ 2,536,258
                                                       ======       ===========

*Aggregate cost for Federal income tax purposes.
+Non-income producing security.



                                       33
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                      [This page intentionally left blank]

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                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

                                 PORTFOLIO FACTS

                                 INCEPTION DATE
                                 January 3, 1995

                                  FUND MANAGER
                      Morgan Guaranty Trust Co. of New York

                        INVESTMENT OBJECTIVE AND STRATEGY
                      To provide a high total return from a
                        portfolio of equity securities of
                              foreign corporations.

                  The Portfolio seeks to achieve its investment
                    objective through country allocation and
                         stock valuation and selection.

                            NET ASSETS AS OF 12/31/95
                                   $3,992,275

                               NUMBER OF HOLDINGS
                                       242

                               PORTFOLIO TURNOVER
                                      68.0%

                   IN THIS SECTION

                   Portfolio Facts
                Investment Comparison
             Advisor's Investment Review
                Portfolio Composition
          Schedule of Portfolio Investments

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                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT COMPARISON


   [GRAPH - RESOLUTE INTERNATIONAL EQUITY PORTFOLIO AND THE MODIFIED MSCI EAFE
                                     INDEX]


Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Resolute International Equity Portfolio at its inception with a similar investment in the Modified MSCI EAFE Index. The Modified MSCI EAFE Index reflects actual portfolio composition for the period. For the purpose of this graph and the accompanying table, the total return for the Portfolio reflects all recurring expenses (advisory fees, account fees) and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account C established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 3% sales charge, 2.5% premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses and surrender charges.

The Modified MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

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                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

ADVISOR'S INVESTMENT REVIEW

12-MONTH PERIOD ENDED DECEMBER 31, 1995

MARKET REVIEW: In 1995, international equity market performance was overshadowed by the impressive returns posted by the U.S. stock market. While the S&P 500 Index was up more than 30% in 1995, the EAFE Index gained nearly 10% in local currency terms.

In Europe, the relative strength of the Deutsche Mark early in the period dampened German exports. The resulting slowdown in economic growth led to interest rate cuts by the Bundesbank and the central banks of other European countries, including Switzerland, Belgium, and the Netherlands. Despite negative earnings revisions, the favorable interest rate environment resulted in most major markets posting positive returns for the period.

Towards year-end, Japan continued to recover from the severe declines experienced during the first half of 1995, posting a 4% gain for the year as measured by the Nikkei Index. The improvement was propelled by very low interest rates, fiscal stimulus and infusions of liquidity from the Bank of Japan. Also, the declining yen, combined with renewed signs of economic strength, encouraged upward revisions to corporate profit estimates.

Market results were mixed elsewhere in the Pacific Basin throughout the year. This was largely due to concerns over the pace of economic development and the condition of real estate markets, as well as domestic political issues. For example, Singapore suffered as its exports were compromised by a strengthening currency, with its domestic consumption dampened by rising interest rates. Malaysia also performed relatively poorly in light of concern over increased inflationary pressures. The Hong Kong market, however, rose over 20% according to the Hang Seng Index, helped by the currency's close tie to the U.S. dollar.

PORTFOLIO REVIEW: The Portfolio seeks to diversify its sources of value-added securities by making multiple, independent investment decisions: country allocation, stocks selection, and currency allocation. During the year, we slightly reduced the Portfolios holdings in Japan, although Japan still remains our single largest position. Earlier in the year the Portfolio's Japan overweighting hindered performance; however, over the last six months, the Portfolio has benefited from the above average exposure due to the strongly recovering Japanese equity market. This was due to the fall in the yen and sharply lower interest rates, which have led to an improvement in business confidence. Therefore, we believe that economic growth and corporate profits are likely to surprise on the upside. Because we feel that a lot of the good news has been discounted, we have recently scaled back positions, although Japan still remains our largest single weighting. Holdings in other Far East markets such as Malaysia, Australia and Hong Kong have also been reduced due to worsening interest rate outlooks and inflationary pressures.

In Europe, positions have been increased, particularly in the UK. Our more positive view on the UK was driven by improved valuations as interest rates declined together with an encouraging supply/demand picture due to strong institutional cash-flow, high M&A activity, share buy-backs and rapid dividend increases. In addition, due to the better fiscal position, the UK was less affected by the second-half slowdown than many other European markets. Our pessimism over some of the more peripheral European markets finally paid off as Finland, Sweden, Austria and Italy all suffered sharp declines in the latter part of the year.

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                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

ADVISOR'S INVESTMENT REVIEW (CONTINUED)

Besides trying to add value through our country allocation decisions by overweighting those countries which appeared undervalued on a long-term basis and underweighting those that appear overvalued, we concentrate the bulk of our efforts on stock selection that is, attempting to outperform each of the local markets in which the Portfolio invests by purchasing the most undervalued stocks. We believe that stock selection has the most consistently reliable potential to add value over the long term. However, results this year were somewhat disappointing. Stock selection in Europe had a positive impact, but this was more than offset by a weaker result in Japan. In addition, currency management contributed positively to overall returns. The decision to hedge partially the portfolio's yen exposure into the U.S. dollar, in anticipation of a decline in the yen against the dollar, began to add value during the third quarter.

PORTFOLIO OUTLOOK: Although international equity markets in general underperformed the U.S. market for the year, our valuation analysis indicates that foreign stocks are significantly more attractive than U.S. stocks at the present time. We expect economic growth outside of the U.S. to strengthen as the year progresses, first in Japan, then in Europe. In the U.S., we believe long term interest rates are below normal, whereas internationally, particularly in Europe, there is more scope for further interest rate declines. In addition, profits in the U.S. are close to a cyclical peak, whereas elsewhere, particularly in Japan, they are showing early signs of a strong rebound in 1996.

Our main currency view is that the yen is still overvalued although, because it has fallen by nearly 25% versus the U.S. dollar since June 1995, we believe it has become more reasonably valued. Accordingly, we plan to reduce the size of our underweighting versus the yen as it continues to weaken. On a longer term basis, we continue to believe that international investing has the potential to provide investors with attractive returns and still makes sense as part of a fully diversified portfolio.

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                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------


                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO COMPOSITION

                                  [PIE CHART]

LIST OF TOP TEN COUNTRIES

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS
                                                            -----------------
Japan                                                             29.53%
United Kingdom                                                    19.60
France                                                            11.85
Germany                                                            9.12
Switzerland                                                        8.06
Netherlands                                                        5.14
Hong Kong                                                          3.64
Australia                                                          3.12
Norway                                                             2.43
Spain                                                              2.40
-----------------------------------------------------------------------
TOTAL                                                             94.89%

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--------------------------------------------------------------------------------


                    RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO COMPOSITION (CONTINUED)

LIST OF TOP TEN INDUSTRIES

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS
                                                            -----------------
Banking                                                           10.41%
Pharmaceuticals                                                    7.35
Financial Services                                                 6.48
Chemicals & Plastics                                               6.00
Utilities                                                          5.70
Automobiles, Trucks & Parts                                        5.33
Oil & Gas-Integrated                                               5.16
Manufacturing Diversified                                          4.85
Insurance                                                          4.61
Metal & Mining                                                     4.56
------------------------------------------------------------------------
TOTAL                                                             60.45%

LIST OF TOP TEN LONG-TERM HOLDINGS

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS
                                                            -----------------
Royal Dutch Petroleum                                               2.01%
Roche Holdings Genusscheine, NPV                                    1.37
Glaxo, PLC                                                          1.35
Veba, A.G.                                                          1.27
Sandoz, A.G.                                                        1.25
Hitachi                                                             1.25
Munchener Ruckversicherungs                                         1.12
Ciba Geigy, A.G.                                                    1.11
Siemens, A.G.                                                       1.09
Nomura Securities Corp., Ltd.                                       1.08
Balance - 232 Security Positions                                   87.10
------------------------------------------------------------------------
TOTAL                                                             100.00%

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                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                    RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS

COMMON STOCK--101.03%

                                                          NUMBER      MARKET VALUE
COMPANY                                                 OF SHARES       (NOTE B)
-------                                                 ---------     ------------
AUSTRALIA--3.16%
Broken Hill Properties
 Co., Ltd.                                                 2,240        $ 31,660
C.S.R., Ltd.                                               4,000          13,033
National Australia
 Bank, Ltd.                                                2,200          19,802
News Corporation, Ltd.                                     3,000          16,023
Southcorp Holdings, Ltd.                                   7,600          17,695
TNT Limited+                                               4,100           5,429
Western Mining Corp.
 Holdings                                                  3,500          22,495
                                                                        --------
Total                                                                    126,137
                                                                        --------
BELGIUM--1.67%
Generale de Banque, NPV                                       65          23,026
Solvay, S.A.                                                  35          18,910
Tractebel Cap, NPV                                            60          24,771
                                                                        --------
Total                                                                     66,707
                                                                        --------
DENMARK--1.14%
Carlsberg, A.S., Class B                                     160           8,950
Den Danske Bank                                              100           6,911
International Service System B                               130           2,933
Novo Nordisk, A.S.,
 Class B                                                      50           6,857
Sophus Berendsen, Class B                                    100          11,278
Tele Danmark, A.S., Class B                                  160           8,748
                                                                        --------
Total                                                                     45,677
                                                                        --------
FRANCE--12.01%
AXA                                                          422          28,477
Air Liquide (L)                                               76          12,604
Alcatel Alsthom                                              252          21,756
Bouygues                                                     128          12,912
Carrefour                                                     25          15,188
Cetelem                                                      100          18,792
Christian Dior, S.A.                                         190          20,514
Cie Generale des Eaux                                        193          19,295
Compagnie Financiere de
 Paribas                                                      26           1,428
Credit Commercial de France                                  300          15,330
Credit Local de France                                       130          10,421
Dollfus-Mieg & Cie                                           200           8,175
Elf Aquitane                                                 264          19,477
Groupe Danone                                                192          31,723
Havas                                                        100           7,944
Lafarge-Coppee                                               170          10,968
Lagardere Groupe                                             430           7,914
Legrand, S.A.                                                 70           7,014
Lyonnaise des Eaux                                            60           5,785
Promodes                                                     120          28,244
Renault, S.A.                                                400          11,533
Rhone-Poulenc, S.A., Class A                                 400           8,580
Saint Gobain                                                  90           9,975
Sanofi                                                       275          17,652
Seita                                                        400          14,518
Sidel                                                         40          12,482
Societe Generale                                             171          21,155
Synthelabo                                                   380          23,840
Television Francaise                                         130          13,956
Total, S.A., Class B                                         400          27,033
Usinor Sacilor+                                              600           7,864
Valeo, S.A.                                                  150           6,957
                                                                        --------
Total                                                                    479,506
                                                                        --------
GERMANY--9.24%
AVA Allegemeine
 Handels-Der Verbr                                            30          10,166
Allianz Holding Co.                                           13          25,579
Bayer, A.G.                                                  150          39,911
Bilfinger and Berger, A.G.                                    25           9,520
Deutsche Bank, A.G.                                           500          23,791
Deutsche Pfandbrief &
 Hypothekenbank                                              400          15,567
Henkel                                                        70          26,387
M.A.N., A.G.                                                  60          16,643
Munchener
 Ruckversicherungs                                            21          45,340
Seimens, A.G.                                                 80          44,047
Thyssen, A.G.                                                 110          20,114
Veba, A.G.                                                 1,200          51,481

CHUBB SERIES TRUST
--------------------------------------------------------------------------------


                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                          NUMBER      MARKET VALUE
COMPANY                                                 OF SHARES       (NOTE B)
-------                                                 ---------     ------------
GERMANY (CONTINUED)
Volkswagen, A.G.                                             120        $ 40,330
                                                                        --------
Total                                                                    368,876
                                                                        --------
HONG KONG--3.69%
Citic Pacific, Ltd.                                        8,000          27,367
HSBC Holdings, PLC                                         1,200          18,159
Henderson Land
 Development Co., Ltd.                                     7,000          42,189
Hong Kong
 Telecommunication                                        11,200          19,990
Hong Kong Electric
 Holdings, Ltd.                                            4,500          14,754
Johnson Electric
 Holdings, Ltd.                                            8,000          14,278
Television Broadcast, Ltd.                                 3,000          10,689
                                                                        --------
Total                                                                    147,426
                                                                        --------
ITALY--0.93%
Assicurasioni Genera, SPA                                    400           9,695
Banca Popolare di
 Bergamo, SPA                                                300           4,151
Edison, SPA                                                2,000           8,623
Fiat, SPA                                                  3,000           5,484
Telecom Italia, SPA                                        6,000           9,342
                                                                        --------
Total                                                                     37,295
                                                                        --------
JAPAN--29.63%
Asahi Bank Limited                                         2,000          25,206
Chugai Pharmaceutical Co.                                  3,000          28,763
Chugoku Bank                                               1,000          17,256
Cosmo Oil Co., Ltd.                                        5,000          27,338
Dai Dan Co.                                                1,000          12,894
Dai-Ichi Kangyo Bank, Ltd.                                 2,000          39,360
Daiei, Inc.                                                1,000          12,118
Daito Trust Construction
 Co., Ltd.                                                 1,000          11,827
Daiwa Bank                                                 4,000          31,740
East Japan Railway Co.                                         5          24,333
Ebari Corp.                                                1,000          14,639
Fuji Denki Reiki                                           1,000          13,378
Fuji Electric Co., Ltd.                                    3,000          15,269
Fuji Heavy Industries+                                     3,000          11,837
Fukui Bank                                                 2,000          10,664
Gunze Sangyo, Inc.                                         5,000          22,830
Hitachi                                                    5,000          50,411
Hitachi Transport System                                   2,000          19,389
Hokkaido Takushoku Bank                                    5,000          14,833
Honda Motor Co.                                            1,000          20,649
Ishikawa Jima-Harima
 Industries                                                6,000          25,303
Japan Tobacco                                                  1           8,677
Joroku Bank                                                2,000          10,392
Kanematsu Corp.                                            2,000           7,814
Komatsu Forklift Co., Ltd.                                 4,000          26,563
Kurabo Industries                                          2,000           7,659
Kyowa Hakko Kogyo Co., Ltd.                                1,000           9,442
Maruetsu, Inc.                                             1,000           8,143
Matsushita Electric Industries                             2,000          32,573
Mineba Co., Ltd.                                           1,000           8,395
Mitsubishi Cable Industries                                1,000           5,332
Mitsubishi Chemical Co.                                    3,000          14,600
Mitsubishi Gas Chemical Co.                                2,000           9,016
Mitsui Fudosan Co., Ltd.                                   1,000          12,312
Mitsui Mining and
 Smelting Co.+                                             2,000           8,027
Mitsui Toatsu Chemicals, Inc.                              3,000          12,070
Minzuno Corp.                                              2,000          17,353
NEC Corp.                                                  2,000          24,430
NKK Corporation+                                           5,000          13,475
Nippon Credit Bank                                         4,000          18,303
Nippon Paper Industries                                    2,000          13,902
Nippon Road Co., Ltd.                                      1,000           8,434
Nippon Sheet Glass Co.+                                    2,000           8,706
Nissan Diesel Motor Co.+                                   1,000           4,663
Nisshin Steel Co., Ltd.                                    3,000          12,128
Nomura Securities Corp., Ltd.                              2,000          43,625
Ricoh Co.                                                  2,000          21,909
Sanwa Bank, Ltd.                                           1,000          20,358
Sakura Bank, Ltd.                                          3,000          38,099
Seiyu, Ltd.                                                1,000          12,409
Snow Brand Milk Products
 Co., Ltd.                                                 2,000          12,797

                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------


                    RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                          NUMBER      MARKET VALUE
COMPANY                                                 OF SHARES       (NOTE B)
-------                                                 ---------     ------------
JAPAN (CONTINUED)
Sony Corp.                                                   500      $   30,004
Sumitomo Forestry Co.                                      1,000          15,317
Sumitomo Metal Industries+                                 8,000          24,275
Takashimaya Co., Ltd.                                      1,000          15,996
Toho Gas Co., Ltd.                                         5,000          16,190
Tohoku Electric Power
 Co., Inc.                                                 1,000          24,139
Tokio Marine & Fire
 Insurance Co.                                             1,000          13,088
Tokyo Electric Power Co.                                     300           8,027
Toyo Construction Co.                                      3,000          17,508
Toyo Trust and
 Banking Co., Ltd.                                         2,000          17,683
Toyota Motor Co., Ltd.                                     2,000          42,462
Tsubakimoto Chain                                          2,000          12,041
UBE Industries, Ltd.+                                      5,000          18,904
Yokohama Rubber Co., Ltd.                                  2,000          12,118
Zexel Corp.                                                2,000          13,611
                                                                      ----------
Total                                                                  1,183,006
                                                                      ----------
NETHERLANDS--5.21%
ABN Amro Holding, NV                                         455          20,750
Aegon NV                                                     210           9,302
Dutchstate Mines, NV                                         140          11,529
Elsevier, NV                                               1,040          13,885
Internationale Nederlanden
 Groep, NV                                                   250          16,720
Koninklijke KNP BT NV                                        410          10,539
Koninklijke KNP PTT
 Nederland NV                                                200           7,274
Philips Electronics                                          300          10,855
Royal Dutch Petroleum                                        580          81,126
Unilever, N.V., CVA                                          185          26,026
                                                                      ----------
Total                                                                    208,006
                                                                      ----------
NORWAY--2.46%
Hafslund Nycomed, Class B                                    700          17,783
Kvaerner, A.S., Class B                                      500          16,778
Norsk Hydro, A.S.                                          1,000          42,103
Orkla, A.S., Class B                                         450          21,511
                                                                      ----------
Total                                                                     98,175
                                                                      ----------
SINGAPORE--1.42%
Cycle and Carriage, Ltd.                                   1,000           9,969
Development Bank of
 Singapore                                                 1,000          12,443
Natsteel, Ltd.                                             2,000           4,101
Sembawang Corp., Ltd.                                      1,000           5,550
Singapore Airlines, Ltd.                                   1,000           9,333
United Overseas Bank                                       1,000           9,615
United Overseas Land                                       3,000           5,706
                                                                      ----------
Total                                                                     56,717
                                                                      ----------
SPAIN--2.44%
Banco Popular Espanol                                        100          18,439
Bankinter                                                    140          13,617
Empresa Nacional de
 Electridad                                                  300          16,989
Fuerzas Electridad de
 Cataluna, S.A. Class A                                    2,075          14,795
Iberdrola, S.A.                                            1,500          13,725
Repsol, ADR                                                  200           6,575
Repsol                                                       400          13,106
                                                                      ----------
Total                                                                     97,246
                                                                      ----------
SWITZERLAND--8.17%
BBC, Brown, Boveri and
 Cie, A.G.                                                    83          18,828
CS Holding, Bearer                                           155          15,930
Ciba Geigy, A.G.                                              51          44,990
Compagnie Finaciere
 Richemont-Units, Class A+                                     5           7,518
Holderbank Financiere
 Glaris, A.G.                                                 10           7,692
Nestle, S.A.                                                  33          36,596
Roche Holdings
 Genusscheine, NPV                                             7          55,514
Sandoz, A.G.                                                  55          50,478
Schweizerische
 Ruckversicherungs                                            15          17,495

CHUBB SERIES TRUST
--------------------------------------------------------------------------------


                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

COMMON STOCK (CONTINUED)

                                                          NUMBER      MARKET VALUE
COMPANY                                                 OF SHARES       (NOTE B)
-------                                                 ---------     ------------
SWITZERLAND (CONTINUED)
Schweizerischer Bankverein                                    70      $   28,655
Schweizerischer Bank
 Gesellschaft                                                 16          17,382
Societe Generale de
 Surveillance Holding                                          5           9,951
Zurich Versicherungs                                          50          14,992
                                                                      ----------
Total                                                                    326,021
                                                                      ----------
UNITED KINGDOM--19.86%
Agryll Group, PLC                                          3,000          15,838
Allied Colloids Group, PLC                                 4,900          10,272
Amersham Intl., PLC                                          500           6,887
Argos                                                      1,900          17,584
B.A.T. Industries, PLC                                     3,000          26,436
B.I.C.C                                                    1,500           6,429
BOC Group, PLC                                               600           8,394
BTR, PLC                                                   3,600          18,391
Barclays Bank                                              1,000          11,475
British Gas, PLC                                           2,600          10,255
British Petroleum, PLC                                     2,307          19,309
British Telecommunications
 PLC                                                       5,800          31,882
Cable & Wireless, PLC                                      1,400          10,000
Caradon, PLC                                               2,500           7,589
Forte                                                      2,000          10,264
General Electric, PLC                                      3,000          16,537
Glaxo, PLC                                                 3,835          54,488
Glynwed, PLC                                               1,000           4,984
Granada Group, PLC                                         1,000          10,016
Grand Metropolitan, PLC                                    2,300          16,571
Guardian Royal
 Exchange, PLC                                             3,400          14,571
Guinness, PLC                                              2,100          15,457
HSBC Holdings                                              1,550          24,213
Hanson Trust, PLC                                          3,500          10,462
Hillsdown Holding, PLC                                     4,500          11,809
Inchape, PLC                                               1,620           6,264
J. Sainsbury, PLC                                          2,000          12,189
Kingfisher                                                 2,200          18,516
Ladbroke Group                                             2,000           4,550
Lloyds Bank, PLC                                           3,380          17,372
MEPC                                                       1,800          11,040
Marks & Spencer, PLC                                       1,000           6,988
National Westminster Bank                                  2,000          20,140
National Grid+                                               756           2,342
Pearson, PLC                                               1,200          11,627
Peninsular & Oriental Steam
 Navigation                                                  800           5,913
RTZ Corp., PLC                                               800          11,627
Racal Electronics                                          1,800           7,952
Reckitt and Coleman                                          940          10,407
Reuters Holding                                            1,300          11,910
Rexam, PLC                                                 1,400           7,696
Rolls Royce                                                5,000          14,674
Royal Bank of Scotland, PLC                                2,000          18,199
Scottish Hydro-Electric, PLC+                              2,000          11,165
Scottish and Newcastle, PLC                                1,500          14,278
Sears Holdings                                             8,700          14,050
Shell Transport and
 Trading Co.                                               2,100          27,783
Smithkline Beecham
 Equity Units                                                800           8,721
Smithkline Beecham                                           750           8,269
Standard Chartered Bank                                    1,500          12,764
Sun Alliance Group, PLC                                    2,000          11,599
Tarmac, PLC                                                8,000          12,795
Thorn EMI, PLC                                               400           9,422
Tomkins                                                    2,700          11,823
United Biscuits (Hldgs), PLC                               2,600          10,335
Vickers, PLC                                               1,300           5,127
Vondafone Group, PLC                                       3,800          13,630
Willis Corroon Group, PLC                                  2,800           6,130
Yorkshire Electricity Group                                1,000          10,365
Yorkshire Water                                            1,000           9,193
Zeneca Group                                                 300           5,804
                                                                      ----------
Total                                                                    792,772
                                                                      ----------
TOTAL COMMON STOCK
(Cost $3,783,732)                                                     $4,033,567
                                                                      ----------

                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------


                     RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

CORPORATE BONDS -- 0.29%

                                                        PRINCIPAL     MARKET VALUE
COMPANY                                                  AMOUNT         (NOTE B)
-------                                                ----------     ------------
JAPAN--0.29%
Ryobi, Ltd., 2.800%,
 due 03/29/02                                          $1,000,000     $   11,410
                                                                      ----------
TOTAL CORPORATE BOND
(Cost $11,070)                                                        $   11,410
                                                                      ----------

SUMMARY OF TOTAL NET ASSETS

                                                                    MARKET VALUE
                                                                      (NOTE B)
                                                                    ------------
TOTAL INVESTMENTS
(Cost $3,794,802)*                                     101.32%      $ 4,044,977
Other assets, less liabilities                          (1.32)          (52,702)
                                                       ------       -----------
TOTAL NET ASSETS                                       100.00%      $ 3,992,275
                                                       ======       ===========

*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995

                                                       RESOLUTE
                                                       TREASURY                                     RESOLUTE        RESOLUTE
                                                         MONEY          RESOLUTE      RESOLUTE       SMALL       INTERNATIONAL
                                                         MARKET           BOND         EQUITY       COMPANY          EQUITY
                                                       PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                      -----------     ----------    ----------    ----------     -------------
ASSETS

Investments, at cost-see accompanying
  Schedule of Portfolio Investments ................  $ 1,364,786     $1,402,461    $3,985,087    $2,818,171      $3,794,802
                                                      ===========     ==========    ==========    ==========      ==========
   Investments, at market value (Note B) ...........  $ 1,365,425     $1,496,007    $4,374,993    $3,070,118      $4,044,977
   Cash & currencies ...............................        1,708         55,647         4,388         1,889          92,436
   Receivable for accrued investment
     income (Note B) ...............................                      19,965         6,269         4,935          12,241
   Receivable for portfolio securities sold ........                                    18,299                         3,250
   Net receivable for foreign forward
     contracts (Note B) ............................                                                                   5,180
   Net receivable from capital shares sold .........                                                     211
   Deferred organization costs (Note F) ............        7,904          7,904         7,904         7,904           7,904
                                                      -----------     ----------    ----------    ----------      ----------
        Total Assets ...............................    1,375,037      1,579,523     4,411,853     3,085,057       4,165,988

LIABILITIES

   Net payable from capital shares purchased .......       37,160            413         1,333                         1,868
   Dividends payable ...............................       56,408        101,250       248,572       312,368         138,377
   Payable for portfolio securities purchased ......                      52,367         6,472       225,975          21,716
   Accrued expenses ................................          633            895         3,114         2,552           3,848
   Payable for organization costs (Note F) .........        7,904          7,904         7,904         7,904           7,904
                                                      -----------     ----------    ----------    ----------      ----------
        Total Liabilities ..........................      102,105        162,829       267,395       548,799         173,713
                                                      -----------     ----------    ----------    ----------      ----------

NET ASSETS .........................................  $ 1,272,932     $1,416,694    $4,144,458    $2,536,258      $3,992,275
                                                      ===========     ==========    ==========    ==========      ==========

NET ASSETS CONSIST OF:

   Paid in capital .................................  $ 1,272,293     $1,321,105    $3,681,552    $2,165,278      $3,746,620
   Accumulated net realized gain from
    investments ....................................                       2,043        73,000       119,033           7,530
  Overdistribution of net realized gain from
    foreign currency transactions ..................                                                                 (17,118)
   Net unrealized gain on investments (Note C) .....          639         93,546       389,906       251,947         250,175
   Net unrealized gain on translation of assets
    and liabilities in foreign currencies (Note C) .                                                                   5,068
                                                      -----------     ----------    ----------    ----------      ----------
Net Assets .........................................  $ 1,272,932     $1,416,694    $4,144,458    $2,536,258      $3,992,275
                                                      ===========     ==========    ==========    ==========      ==========
Shares of common stock outstanding
   (no par value, unlimited shares authorized) .....      126,500        129,900       328,070       214,324         367,556
                                                      ===========     ==========    ==========    ==========      ==========

Net asset value and offering price per share .......  $     10.06     $    10.91    $    12.63    $    11.83      $    10.86
                                                      ===========     ==========    ==========    ==========      ==========

                       See notes to financial statements.

                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

                                                             RESOLUTE
                                                             TREASURY                                  RESOLUTE        RESOLUTE
                                                              MONEY        RESOLUTE      RESOLUTE       SMALL       INTERNATIONAL
                                                              MARKET         BOND         EQUITY       COMPANY          EQUITY
                                                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                            ---------     ---------     ---------     ---------     -------------
INVESTMENT INCOME

 INCOME:
  Interest ..............................................   $  63,109     $  84,468     $   9,186     $  11,713       $   7,448
  Dividends .............................................                                  56,619        39,591          68,113
  Foreign taxes withheld ................................                                    (211)                       (5,864)
                                                            ---------     ---------     ---------     ---------       ---------
    Total investment
     income .............................................      63,109        84,468        65,594        51,304          69,697

EXPENSES:
  Advisory fees (Note D) ................................       4,520         6,224        16,451        19,131          24,543
  Custodian fees ........................................         565         1,245         4,113         4,783           8,270
  Shareholder reports ...................................       3,820         4,239         9,571         8,022          10,397
  Professional fees .....................................       6,823         7,452        12,960        14,347          16,653
  Directors fees ........................................       6,960         7,620        12,959        14,625          16,837
  Security valuation ....................................       5,733         6,324        14,514        12,140          15,872
  Insurance expense .....................................       1,067         1,168         1,871         2,240           2,522
  Miscellaneous expenses ................................          67            74           163           142             182
  Amortization of deferred organization .................
   costs (Note F) .......................................       1,930         1,930         1,930         1,930           1,930
                                                            ---------     ---------     ---------     ---------       ---------
    Total expenses ......................................      31,485        36,276        74,532        77,360          97,206
  Expenses reimbursed by Chubb Life
   and Morgan (Note D) ..................................     (24,706)      (26,941)      (49,856)      (49,860)        (60,418)
                                                            ---------     ---------     ---------     ---------       ---------

    Net expenses ........................................       6,779         9,335        24,676        27,500          36,788
                                                            ---------     ---------     ---------     ---------       ---------

    Net investment income ...............................      56,330        75,133        40,918        23,804          32,909

 REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY

   Net realized gain (loss) on investments ..............          78        28,160       280,654       407,597         (14,394)
   Net realized gain from foreign currency transactions .                                                               110,274
   Net unrealized gain on investments ...................         639        93,546       389,906       251,947         250,175
   Net unrealized gain on translation of
    assets and liabilities in foreign currencies ........                                                                 5,068
                                                            ---------     ---------     ---------     ---------       ---------

     Net realized and unrealized gain on
      investments and foreign currency ..................         717       121,706       670,560       659,544         351,123
                                                            ---------     ---------     ---------     ---------       ---------

  Net increase in net assets
   from operations ......................................   $  57,047     $ 196,839     $ 711,478     $ 683,348       $ 384,032
                                                            =========     =========     =========     =========       =========

                         See notes to financial statements.

CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

                                                     RESOLUTE
                                                     TREASURY                                  RESOLUTE          RESOLUTE
                                                      MONEY        RESOLUTE      RESOLUTE       SMALL         INTERNATIONAL
                                                      MARKET        BOND         EQUITY        COMPANY            EQUITY
                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO         PORTFOLIO
                                                   ----------    ----------    ----------    ----------       -------------
INCREASE IN NET ASSETS

From operations:
Net investment income ..........................   $   56,330    $   75,133    $   40,918    $   23,804        $   32,909

Net realized gain (loss) on
 investments ...................................           78        28,160       280,654       407,597           (14,394)

Net realized gain from foreign
 currency transactions .........................                                                                  110,274

Net unrealized gain on investments .............          639        93,546       389,906       251,947           250,175

Net unrealized gain on translation
 of assets and liabilities in foreign currency .                                                                    5,068
                                                   ----------    ----------    ----------    ----------        ----------

Net increase in net assets
 resulting from operations .....................       57,047       196,839       711,478       683,348           384,032

Dividends to shareholders from
 net investment income .........................      (56,330)      (75,133)      (40,918)      (23,804)          (32,909)

Dividends to shareholders in excess of
 net investment income .........................                                                                  (38,008)

Distributions to shareholders from realized
 capital gains .................................          (78)      (26,117)     (207,654)     (288,564)          (67,460)

Increase in net assets derived from
 shareholder transactions (Note E) .............    1,272,283     1,321,095     3,681,542     2,165,268         3,746,610
                                                   ----------    ----------    ----------    ----------        ----------

Net increase in net assets .....................    1,272,922     1,416,684     4,144,448     2,536,248         3,992,265

Net Assets:
 Beginning of year .............................           10            10            10            10                10
                                                   ----------    ----------    ----------    ----------        ----------

 End of year ...................................   $1,272,932    $1,416,694    $4,144,458    $2,536,258        $3,992,275
                                                   ==========    ==========    ==========    ==========        ==========

 Accumulated net investment loss ...............   $        0    $        0    $        0    $        0        $  (17,118)
                                                   ==========    ==========    ==========    ==========        ==========

                       See notes to financial statements.

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                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1995

 NOTE A--ORGANIZATION

Chubb Series Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding Flexible Premium Variable Life Insurance Policies issued by Chubb Life Insurance Company of America ("Chubb Life"). The Trust is composed of five separate portfolios: the Resolute Treasury Money Market Portfolio, the Resolute Bond Portfolio, the Resolute Equity Portfolio, the Resolute Small Company Portfolio and the Resolute International Equity Portfolio Chubb Life's ownership at December 31, 1995 is as follows:

                                                                            PERCENTAGE OF
PORTFOLIO                                                SHARES OWNED    SHARES OUTSTANDING
Resolute Treasury Money Market Portfolio .............      100,001           79.05%
Resolute Bond Portfolio ..............................      100,001           76.98%
Resolute Equity Portfolio ............................      100,001           30.48%
Resolute Small Company Portfolio .....................      200,001           93.32%
Resolute International Equity Portfolio ..............      200,001           54.41%

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the mean of the bid and asked prices at the close of trading is used. A security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the mean of the bid and asked prices at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using appropriately translated foreign market closing prices. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method which approximates market value. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities with remaining maturities of more than 60 days, are valued at representative quoted prices from bond pricing services. Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in those securities.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.


                                       49
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--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995



NOTE B--SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The books and records of the Portfolios are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Portfolios are presented at the exchange rates and market values prevailing at the end of the period, the Portfolios do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gain or loss from foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At December 31, 1995, the Resolute International Equity Portfolio had the following open forward foreign currency contracts:

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                   U.S. DOLLAR
FOREIGN CURRENCY                            CONTRACTS TO                             VALUE AT        NET UNREALIZED
SALE CONTRACTS         SETTLEMENT DATE        DELIVER               COST             12/31/95         APPRECIATION
----------------       ---------------      ------------          --------         -----------       --------------
Japanese Yen              02/16/96           25,515,100           $254,896           $249,716           $5,180

Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the first-in, first-out method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.


                                       50
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CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. The Trust distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statements purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Federal Taxes: It is the policy of the Trust that each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal tax provision is required.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method. The aggregate cost of investments owned for Federal income tax purposes is the same as for financial reporting purposes.

As of December 31, 1995, gross unrealized gains and losses were as follows:

                                                      GROSS          GROSS          NET
                                                   UNREALIZED     UNREALIZED     UNREALIZED
                                                      GAINS         LOSSES          GAIN
                                                   ----------     ----------     ----------
 Resolute Treasury Money Market Portfolio .....     $    639       $      0       $    639
 Resolute Bond Portfolio ......................       93,546              0         93,546
 Resolute Equity Portfolio ....................      509,673        119,767        389,906
 Resolute Small Company Portfolio .............      370,110        118,163        251,947
 Resolute International Equity Portfolio ......      374,652        124,477        250,175

As of December 31, 1995, the International Equity Portfolio had an unrealized foreign currency gain of $5,068.


                                       51
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--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995


NOTE C--INVESTMENTS--(CONTINUED)

Purchases and sales of investment securities for the period from January 3, 1995 (commencement of operations) to December 31, 1995, other than short-term obligations, were as follows:

                                                                       PROCEEDS
                                                        COST OF          FROM
                                                      INVESTMENT      INVESTMENT
                                                      SECURITIES      SECURITIES
                                                       PURCHASED         SOLD
                                                      ----------      ----------
Resolute Bond Portfolio ........................      $4,149,369      $2,872,477
Resolute Equity Portfolio ......................       5,350,138       1,820,421
Resolute Small Company Portfolio ...............       4,423,330       2,314,847
Resolute International Equity Portfolio ........       5,789,915       2,081,457

NOTE D--INVESTMENT ADVISORY FEES, MANAGEMENT AGREEMENTS

The Trust has entered into an investment management agreement with Chubb Investment Advisory Corporation, ("Chubb Investment"), a wholly-owned subsidiary of Chubb Life. Under the agreement, Chubb Investment provides investment management, administrative and transfer agency services for the Trust. Chubb Investment is paid a fee for its services, computed daily and paid monthly, at the annual rate of: .40% of average daily net assets of the Resolute Treasury Money Market Portfolio; .50% of average daily net assets of the Resolute Bond Portfolio; .60% of average daily net assets of the Resolute Equity Portfolio;
 .80% of average daily net assets of the Resolute Small Company Portfolio, and .80% of average daily net assets of the Resolute International Equity Portfolio.

Morgan Guaranty Trust Company of New York ("Morgan") serves as sub-investment manager to the Trust, providing investment advice and management services for each Portfolio. As compensation for its services, Morgan is entitled to receive fees from Chubb Investment (and not from the Portfolios), computed daily and paid monthly, at an annual rate of: .20% of average daily net assets of the Resolute Treasury Money Market Portfolio; .30% of average daily net assets of the Resolute Bond Portfolio; .40% of average daily net assets of the Resolute Equity Portfolio; .60% of average daily net assets of the Resolute Small Company Portfolio, and .60% of the average daily net assets of the Resolute International Equity Portfolio.

Chubb Life and Morgan have agreed that until January 1, 1997 they will each assume 50% of the expenses of each Portfolio of the Trust in excess of .60%,
 .75%, .90%, 1.15% and 1.20% of the average daily net assets, respectively, of the Resolute Treasury Money Market, Bond, Equity, Small Company and International Equity Portfolios.



                                       52
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                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

NOTE E--SHAREHOLDERS TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio for the period from January 3, 1995 (commencement of operations) to December 31, 1995.

                                           RESOLUTE TREASURY MONEY MARKET PORTFOLIO

                                                  SHARES              DOLLARS
                                                 -------            -----------
Shares sold .........................            146,904            $ 1,483,290
Shares redeemed .....................            (20,405)              (211,007)
                                                 -------            -----------
 Net increase .......................            126,499            $ 1,272,283
                                                 =======            ===========

                                                    RESOLUTE BOND PORTFOLIO

                                                  SHARES              DOLLARS
                                                 -------            -----------
Shares sold .........................            132,729            $ 1,351,277
Shares redeemed .....................             (2,830)               (30,182)
                                                 -------            -----------
 Net increase .......................            129,899            $ 1,321,095
                                                 =======            ===========

                                                    RESOLUTE EQUITY PORTFOLIO

                                                  SHARES              DOLLARS
                                                 -------            -----------
Shares sold .........................            332,783            $ 3,738,063
Shares redeemed .....................             (4,714)               (56,521)
                                                 -------            -----------
 Net increase .......................            328,069            $ 3,681,542
                                                 =======            ===========


                                       53
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CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

NOTE E--SHAREHOLDERS' TRANSACTIONS--(CONTINUED)

                                                RESOLUTE SMALL COMPANY PORTFOLIO

                                                 SHARES                DOLLARS
                                                 -------            -----------
Shares sold ...........................          215,696            $ 2,181,106
Shares redeemed .......................           (1,373)               (15,838)
                                                 -------            -----------
  Net increase ........................          214,323            $ 2,165,268
                                                 =======            ===========


                                             RESOLUTE INTERNATIONAL EQUITY PORTFOLIO

                                                  SHARES               DOLLARS
                                                 -------            -----------
Shares sold ...........................          373,752            $ 3,810,249
Shares redeemed .......................           (6,197)               (63,639)
                                                 -------            -----------
  Net increase ........................          367,555            $ 3,746,610
                                                 =======            ===========

NOTE F--ORGANIZATION COSTS

Costs incurred in connection with the initial organization of the Trust are being amortized on a straight-line basis over a period of five years. At December 31, 1995, the balances reported as deferred organization costs are payable to Chubb America Service Corp., an affiliated entity, and have been included as a liability in the Statement of Assets and Liabilities.


                                       54
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                                                              CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FROM JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

                                          RESOLUTE
                                          TREASURY                                     RESOLUTE       RESOLUTE
                                            MONEY        RESOLUTE       RESOLUTE        SMALL       INTERNATIONAL
                                           MARKET          BOND          EQUITY        COMPANY          EQUITY
                                          PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                         ----------     ----------     ----------     ----------    -------------
Net asset value, beginning of year .     $    10.00     $    10.00     $    10.00     $    10.00     $    10.00

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income ............           0.45           0.58           0.12           0.11           0.15

  Net gains on securities & foreign
    currency (both realized
    and unrealized) ................           0.06           1.11           3.26           3.18           1.08
                                         ----------     ----------     ----------     ----------     ----------

  Total from investment
    operations .....................           0.51           1.69           3.38           3.29           1.23

LESS DISTRIBUTIONS TO
 SHAREHOLDERS


  Dividends from net
    investment income ..............          (0.45)         (0.58)         (0.12)         (0.11)         (0.09)

  Dividends in excess of net
    investment income ..............                                                                      (0.10)

  Distributions from net
    capital gains ..................           0.00          (0.20)         (0.63)         (1.35)         (0.18)
                                         ----------     ----------     ----------     ----------     ----------

Total distributions ................          (0.45)         (0.78)         (0.75)         (1.46)         (0.37)
                                         ----------     ----------     ----------     ----------     ----------

Net asset value, end of year .......     $    10.06     $    10.91     $    12.63     $    11.83     $    10.86
                                         ==========     ==========     ==========     ==========     ==========

Total Return (A) ...................           5.09%         16.85%         33.91%         32.91%         12.38%

Ratios to average net assets:
  (Annualized)

  Expenses (B) .....................           0.60%          0.75%          0.90%          1.15%          1.20%

  Net investment income ............           4.95%          6.00%          1.48%          0.99%          1.06%

Portfolio turnover rate ............        N/A             238.96%         65.60%        100.43%         68.00%

Net assets, at end of year .........     $1,272,932     $1,416,694     $4,144,458     $2,536,258     $3,992,275

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and changes. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year have not been annualized.

(B) All related party fees have been waived and all other expenses of the Portfolios have been assumed in part for 1995 by Chubb Life and Morgan. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 2.77%, 2.90%, 2.70%, 3.22%, and 3.16% for the Resolute Treasury Money Market Portfolio, Resolute Bond Portfolio, Resolute Equity Portfolio, Resolute Small Company Portfolio, and Resolute International Equity Portfolio, respectively.

                                       55
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CHUBB SERIES TRUST
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS REPORT

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Chubb Series Trust

We have audited the accompanying statement of assets and liabilities of the Chubb Series Trust (the "Trust," comprising, respectively, the Resolute
Treasury Money Market Portfolio, Resolute Bond Portfolio, Resolute Equity Portfolio, Resolute Small Company Portfolio and Resolute International Equity Portfolio), including the related schedules of portfolio investments on pages 4, 9, 10, 17, 18, 19, 27, 28, 29, 30, 31, 32, 33, 41, 42, 43, 44 and 45 of these financial statements, as of December 31, 1995, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from January 3, 1995 (Commencement of Operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received, or verification by examination. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Chubb Series Trust at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the period from January 3, 1995 (Commencement of Operations) to December 31, 1995, in conformity with generally accepted accounting principles.



                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 16, 1996

                                       56